UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT
OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-00834
Name of Registrant:	Vanguard Windsor Funds
Address of Registrant:	P.O. Box 2600
Valley Forge, PA 19482
Name and address of agent for service:	Anne E. Robinson, Esquire
P.O. Box 876
Valley Forge, PA 19482
Registrant’s telephone number, including area code: (610) 669-1000
Date of fiscal year end: October 31
Date of reporting period: November 1, 2016 – October 31, 2017
Item 1: Reports to Shareholders

Annual Report | October 31, 2017

Vanguard Windsor™ Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisors’ Report.	6
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	31
About Your Fund’s Expenses.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard Windsor Fund returned more than 24% for the 12 months ended October 31, 2017, exceeding the return of its benchmark, the Russell 1000 Value Index, and the average return of its peers.

• Growth stocks surpassed their value counterparts for the fiscal year, while small-capitalization stocks outpaced large-caps.

• The Windsor Fund’s two advisors aim to invest in large- and mid-cap stocks they have determined are undervalued by the marketplace. The fund posted positive returns in all of its industry sectors.

• The fund’s information technology stocks were among the top performers, returning about 40%, well ahead of those in the benchmark. They also were one of the largest contributors to performance. Financial stocks contributed most, although their returns slightly lagged those of the benchmark. Industrial stocks also performed well.

• Over the past decade, the fund’s average annual return slightly exceeded that of its expense-free benchmark and its peers.

Total Returns: Fiscal Year Ended October 31, 2017
Total
Returns
Vanguard Windsor Fund
Investor Shares	24.53%
Admiral™ Shares	24.63
Russell 1000 Value Index	17.78
Multi-Cap Value Funds Average	19.76
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended October 31, 2017
Average
Annual Return
Windsor Fund Investor Shares	6.28%
Russell 1000 Value Index	5.99
Multi-Cap Value Funds Average	5.42
Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

1

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor Fund	0.30%	0.20%	1.10%

The fund expense ratios shown are from the prospectus dated February 23, 2017, and represent estimated costs for the current fiscal year.
For the fiscal year ended October 31, 2017, the fund’s expense ratios were 0.31% for Investor Shares and 0.21% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Multi-Cap Value Funds.

2

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

When I find outstanding products or services, I’m likely to be loyal to them. And my loyalty usually gets rewarded as I experience consistently high quality––whether it’s from a favorite restaurant or a favorite author. What’s past, in most cases, is prologue.

As tempting as it is to apply this rationale to investing—for example, if technology stocks have done well this year, they’re bound to do well the next—it’s not all that helpful and can actually be counterproductive. You’ve heard it many times: Past performance cannot be used to predict future returns.

Taking a new approach

The caution about past performance is so familiar that investors are apt to treat it as mere background noise. That’s why past-performance bias merited a fresh look from Vanguard’s Investment Strategy Group, which tackled the issue last year in a research paper. (I encourage you to read the full paper, Reframing Investor Choices: Right Mindset, Wrong Market, at vanguard.com/research.)

Our strategists were hardly the first to delve into the topic, but they approached it in a new way. They started with the premise that it’s perfectly understandable for investors to lean heavily on past performance, because that works well in many areas of life. After all, as the paper describes, in lots of other industries and realms, performance from one time period

3

to another is extremely consistent. The researchers looked at everything from cars to fine restaurants to heart surgeons, and in all these examples, past performance was a good predictor of later outcomes.

It’s different with investing

In a nutshell, our brains typically are rewarded and our satisfaction is boosted when we use past performance as a guide for navigating decisions, big and small. But when applied to investing, this method breaks down.

Why? Among other reasons, top-performing asset classes one year tend not to repeat as leaders the next. Strong past performance leads to higher valuations, making an investment, all else being equal, less attractive in the future. The data are quite overwhelming in this regard.

By allowing past performance to inform their decisions, individual and institutional investors inadvertently end up as momentum investors, putting them on a treadmill of buying high and selling low.

A path to better decision-making

Of course, many investors are already aware of the pitfalls of projecting past performance into the future. The real question is, what can we all do about it? What does it take to go from having a general awareness to actually changing our behavior?

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	23.67%	10.58%	15.18%
Russell 2000 Index (Small-caps)	27.85	10.12	14.49
Russell 3000 Index (Broad U.S. market)	23.98	10.53	15.12
FTSE All-World ex US Index (International)	23.48	6.12	7.67

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.90%	2.40%	2.04%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	2.19	3.04	3.00
Citigroup Three-Month U.S. Treasury Bill Index	0.71	0.31	0.20
CPI
Consumer Price Index	2.04%	1.28%	1.29%

4

Acknowledging that such change isn’t easy, our strategists offered a few ideas for reframing how investors approach their decisions. These recommendations were targeted at advisors working with clients, but they apply equally to individuals and institutions:

• Educate yourself. The more investors understand why a method that works so well in other areas of life—relying on past performance to drive decisions—doesn’t carry over to investing, the better off they’ll be.

• Be disciplined. The bias toward past performance is ingrained in everybody, professionals included, and shifting away from it can be difficult. But the long-term benefits make the effort worthwhile.

• Focus on what you can control. It’s always most constructive for investors to concentrate on what’s actually within their control, such as setting goals, following long-term portfolio construction principles, selecting low-cost investments, and rebalancing periodically.

Here’s to keeping the past in the rearview mirror. And, as always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 14, 2017

5

Advisors’ Report

For the fiscal year ended October 31, 2017, Investor Shares of Vanguard Windsor Fund returned 24.53%, and lower-cost Admiral Shares returned 24.63%. Your fund is managed by two independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It is not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The advisors, the percentage and amount of fund assets that each manages, and brief descriptions of their investment strategies are presented in the table below. The advisors have also prepared a discussion of the investment environment that existed during the period and of how their portfolio positioning reflects this assessment. These comments were prepared on November 16, 2017.

Wellington Management Company LLP

Portfolio Manager:

James N. Mordy, Senior Managing
Director and Equity Portfolio Manager

In a year where investors preferred growth stocks to value stocks, our portfolio was at its strongest in the first month of the fiscal year, immediately after the U.S. presidential election.

The initial “Trump bump,” which brought a surge in domestic small-capitalization stocks, value stocks, 10-year U.S. Treasury yields, and the value of the U.S. dollar,

Vanguard Windsor Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Wellington Management	69	13,529	Seeks to provide long-term total returns above
Company LLP			both the S&P 500 and value-oriented indexes
			over a complete market cycle through
			bottom-up, fundamentally driven stock
			selection focused on undervalued securities.
Pzena Investment Management,	30	5,748	Uses a fundamental, bottom-up,
LLC			deep-value-oriented investment strategy. Seeks
			to buy good businesses at low prices, focusing
			exclusively on companies that are
			underperforming their historically demonstrated
			earnings power.
Cash Investments	1	280	These short-term reserves are invested by
			Vanguard in equity index products to simulate
			investment in stocks. Each advisor also may
			maintain a modest cash position.

6

was not sustained throughout the year. The inability of Congress to overhaul the Affordable Care Act was one major reason investors began to discount much of the Trump agenda.

Continued global economic growth and higher corporate earnings provided support for markets, which avoided any damaging trade or geopolitical events. Oil prices firmed toward the end of the fiscal year as global inventories began to decline on healthy demand growth. The Federal Open Market Committee raised the target for the federal funds rate three times during the 12 months and began a period of gradual tightening by reducing its balance sheet.

All 11 sectors of the Standard & Poor’s 500 Index had positive returns, though there was wide dispersion. Information technology, financials, and materials each returned over 30%, while energy, consumer staples, real estate, and telecommunication services lagged with single-digit returns.

Sector allocation was positive. We benefited from an overweight allocation to financials and an underweight to consumer staples. This more than offset the adverse effects of an underweight in technology, overweights in energy and real estate, and some drag from our cash position. We thought we might have the opportunity to put some cash to work on any correction, but remarkably, the biggest pullback during the fiscal year amounted to less than 3% during March and part of April.

Stock selection was strongest in information technology and materials. Our semiconductor and semiconductor equipment stocks, notably Micron Technologies and Lam Research, drove positive relative results in technology. Within materials, chemicals producer Celanese was the largest contributor; it continues to grow earnings at a rate of more than 10%. The company was managed effectively through hurricane disruption in the fall, saw good opportunities to reinvest in its business at high returns, and announced a joint venture for its least attractive business (acetate tow) that will produce synergies and generate a large cash payment back to Celanese.

We had weaker selection in health care and energy. Our top detractors in health care included Teva, a relatively small position that dropped 57%, and Allergan, a larger position that fell almost 15%. We eliminated Teva at a loss, though the stock has since halved again. We underappreci-ated the Food and Drug Administration’s desire to accelerate new generic approvals, which disproportionately benefited Teva’s competitors.

Allergan is more perplexing. Not only do we believe that a significant portion of its base business is relatively insulated from severe price competition, but we also see substantial value in the company’s pipeline that is not reflected in the stock. We have been adding on weakness. HCA Health-care also underperformed. Industry volumes have disappointed all year, even before any hurricane disruption.

7

Our small overweight to energy, which was the worst-performing sector in the broad market, weighed on relative results. To make matters worse, our holdings failed to keep up with the sector’s modest return in the index. Pioneer Natural Resources, our largest energy holding, was negatively affected by unforeseen pressure changes in some of its Permian Basin oil wells. To remedy this, the company had to add an additional casing string at a substantial cost per well. Although this isn’t a game changer, it has dented Pioneer’s reputation with investors.

During the fiscal year, we were net buyers in the consumer staples, telecommunication services, and utilities sectors; we were net sellers in financials, health care, consumer discretionary, and information technology. In the last six months we have added to the energy sector on weakness as investors became impatient with rising global oil inventories. At the end of the period we were modestly overweighted in the more cyclical sectors (energy, materials, consumer discretionary, information technology, financials, and industrials) in aggregate, which together account for almost 70% of the S&P 500. This is a bit less overweighted than we were a year ago, as we have leaned against groups such as financials and technology, which have led the market’s advance.

U.S. economic growth has firmed following another sluggish start to the year. The hurricanes have added some volatility to recent data, but the Purchasing Managers Indexes have remained strong, and unemployment has ticked down. Global indicators have also remained at healthy levels. Wellington’s macroeconomists continue to expect GDP growth in 2018, with some pickup in wages and inflation. Productivity trends need improvement to keep the Fed from tightening more aggressively, and the Federal Reserve’s balance sheet runoff should lead to higher rates and increased volatility. Our macro group suggests healthy GDP growth and fiscal stimulus from a reduction in federal taxes seem likely, although the timing is obviously uncertain while Congress debates the details.

Although we do not expect to see returns over 20% in the year ahead, we believe our portfolio still offers relatively compelling value. Our portion of the fund nearly matches the market in terms of yield, while maintaining its traditional valuation discount and growth potential. On the whole, we own well-managed companies with reasonable growth prospects. If we have done our homework right, we believe Windsor Fund shareholders will be rewarded. As always, we thank you for your confidence in our management of your assets.

8

Pzena Investment Management, LLC

Portfolio Managers:

Richard Pzena, Managing Principal and
Co-Chief Investment Officer

John J. Flynn, Principal

Benjamin S. Silver, CFA, CPA, Principal

Stock markets continued to hit record highs this year, driven by continued strength in emerging markets, strong U.S. growth, and a recovery in Europe. The Russell 1000 Value Index was up 17.8%, led by financials and information technology; energy and telecommunication services detracted most. Our portfolio benefited from a significant overweight allocation to financials, as well as strong stock selection in energy and industrials.

Financials was led by our holdings in money center banks and investment banks. These institutions passed the Federal Reserve’s “stress tests” and were allowed to return capital to shareholders, sometimes in excess of earnings. In energy, Royal Dutch Shell benefited from recovering oil prices that allowed it to sell more than $20 billion in assets to pay down debt and cover its dividend in cash. Within health care, Cigna contributed to results after the termination of a merger with Anthem enabled a massive stock buyback.

Our largest detractors included global advertising firm Omnicom Group; Cenovus Energy, a leading Canadian oil sands company; and QUALCOMM, one of the world’s largest semiconductor designers and manufacturers. Omnicom declined amid continued slow organic growth across the industry; cost cutting by its largest consumer product clients hurt revenue. Cenovus shares were weak as the company continued to digest an acquisition in its oil sands joint venture, and QUALCOMM was hurt by its ongoing legal dispute with Apple, one of its clients. We added to Cenovus and Omnicom, as we believe our investment thesis remains intact despite near-term challenges.

The most significant changes in the portfolio were an increase in health care exposure and a decrease in industrial exposure. In health care, pricing pressures affected both pharmaceutical manufacturers and distributors, causing problems across the supply chain. These names became inexpensive by our measure, and our research led us to Mylan, one of the world’s largest manufacturers of generic drugs, whose stock fell as its EpiPen product came under scrutiny for aggressive pricing actions; McKesson, the largest U.S. distributor of pharmaceuticals and medical supplies, which experienced margin pressure compounded by aggressive pricing competition; and Express Scripts, a leading pharmacy benefits manager, which weakened on news that its largest customer was suing the company and would not renew its contract.

9

We also built up a position in Cognizant, a U.S.-listed Indian IT services company, on fears of an industry slowdown. To fund these purchases, we reduced our exposure to Parker Hannifin and Stanley Black & Decker as they hit fair value, and we trimmed our financial holdings on strength.

The portfolio’s largest exposures are in the financial, information technology, energy, health care, and consumer discretionary sectors. At almost 40% of the portfolio’s weight, financials continue to be our largest exposure, as we see these businesses offering the best risk/ reward trade-off in our investment universe. Our information technology exposure includes a mix of incumbent enterprise, software, and services companies adapting to the world of cloud computing. Consumer discretionary holdings are mainly in advertising and media and autos, while our energy holdings are tilted toward integrated energy companies.

Global economic growth appears to have become more synchronous and, on balance, corporate profits announcements have surprised on the upside. We believe this combination of wide valuation spreads and improving fundamentals provides significant opportunity for value stocks, and we believe our portfolio allows for attractive returns in an increasingly pricey market.

10

Windsor Fund

Fund Profile
As of October 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWNDX	VWNEX
Expense Ratio[1]	0.30%	0.20%
30-Day SEC Yield	1.58%	1.68%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	140	714	3,787
Median Market Cap	$34.1B	$62.0B	$62.0B
Price/Earnings Ratio	19.2x	18.9x	22.0x
Price/Book Ratio	2.0x	2.0x	2.9x
Return on Equity	12.4%	11.5%	15.1%
Earnings Growth
Rate	7.6%	6.4%	9.8%
Dividend Yield	1.9%	2.4%	1.8%
Foreign Holdings	6.1%	0.0%	0.0%
Turnover Rate	26%	—	—
Short-Term Reserves	1.1%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer Discretionary	9.1%	6.7%	12.2%
Consumer Staples	4.9	8.4	7.1
Energy	8.8	10.7	5.6
Financials	25.1	26.6	15.1
Health Care	12.0	13.7	13.5
Industrials	9.0	8.4	10.7
Information Technology	19.1	8.6	23.5
Materials	3.4	2.9	3.5
Real Estate	3.8	4.8	3.9
Telecommunication
Services	1.9	2.8	1.7
Utilities	2.9	6.4	3.2

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.92	0.92
Beta	1.14	1.14

These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

1 The expense ratios shown are from the prospectus dated February 23, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2017, the expense ratios were 0.31% for Investor Shares and 0.21% for Admiral Shares.

11

Windsor Fund

Ten Largest Holdings (% of total net assets)

Bank of America Corp.	Diversified Banks	2.3%
Citigroup Inc.	Diversified Banks	2.3
American International
Group Inc.	Multi-line Insurance	2.0
Bristol-Myers Squibb Co.	Pharmaceuticals	1.9
Broadcom Ltd.	Semiconductors	1.8
XL Group Ltd.	Property & Casualty
	Insurance	1.7
MetLife Inc.	Life & Health
	Insurance	1.7
Arrow Electronics Inc.	Technology
	Distributors	1.6
Lam Research Corp.	Semiconductors	1.6
QUALCOMM Inc.	Semiconductors	1.5
Top Ten		18.4%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

12

Windsor Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2007, Through October 31, 2017

Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Windsor Fund Investor Shares	24.53%	14.64%	6.28%	$18,387
Russell 1000 Value Index	17.78	13.48	5.99	17,893
Multi-Cap Value Funds Average	19.76	12.65	5.42	16,956
Dow Jones U.S. Total Stock Market
Float Adjusted Index	23.96	15.05	7.67	20,939

Multi-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Windsor Fund Admiral Shares	24.63%	14.75%	6.39%	$92,902
Russell 1000 Value Index	17.78	13.48	5.99	89,464
Dow Jones U.S. Total Stock Market Float
Adjusted Index	23.96	15.05	7.67	104,695

See Financial Highlights for dividend and capital gains information.

13

Windsor Fund

Fiscal-Year Total Returns (%): October 31, 2007, Through October 31, 2017

Windsor Fund Investor Shares
Russell 1000 Value Index

Average Annual Total Returns: Periods Ended September 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	10/23/1958	20.31%	14.22%	6.17%
Admiral Shares	11/12/2001	20.42	14.34	6.28

14

Windsor Fund

Financial Statements

Statement of Net Assets
As of October 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.9%)[1]
Consumer Discretionary (8.9%)
	DR Horton Inc.	4,360,000	192,756
	Newell Brands Inc.	3,920,930	159,896
*	Norwegian Cruise Line
	Holdings Ltd.	2,751,956	153,422
	Ford Motor Co.	9,896,973	121,436
	SES SA Class A	7,193,853	117,002
	Omnicom Group Inc.	1,662,541	111,706
	Goodyear Tire & Rubber
	Co.	3,516,600	107,573
	Hilton Worldwide
	Holdings Inc.	1,450,516	104,843
	Expedia Inc.	774,866	96,595
	Toll Brothers Inc.	1,905,500	87,729
	TJX Cos. Inc.	1,153,062	80,484
	Delphi Automotive plc	779,889	77,505
	Lennar Corp. Class A	1,209,518	67,334
	VF Corp.	957,339	66,679
	News Corp. Class A	4,001,857	54,665
	Interpublic Group of
	Cos. Inc.	2,254,250	43,394
	General Motors Co.	990,700	42,580
	Lowe’s Cos. Inc.	485,000	38,776
	Kohl’s Corp.	343,475	14,343
			1,738,718
Consumer Staples (4.8%)
	British American
	Tobacco plc	3,521,979	227,557
	Wal-Mart Stores Inc.	1,856,423	162,084
	Ingredion Inc.	1,272,450	159,502
*	Post Holdings Inc.	1,699,630	140,950
	Coty Inc. Class A	6,705,918	103,271
	Kroger Co.	2,887,700	59,775
	CVS Health Corp.	688,190	47,162
	Kellogg Co.	625,000	39,081
			939,382

		Market
		Value•
	Shares	($000)
Energy (8.7%)
Royal Dutch Shell plc
ADR	4,201,850	264,843
Pioneer Natural
Resources Co.	1,548,807	231,810
Halliburton Co.	4,762,612	203,554
* Concho Resources Inc.	1,260,375	169,155
Anadarko Petroleum
Corp.	3,055,385	150,844
Exxon Mobil Corp.	1,713,960	142,858
BP plc ADR	3,467,825	141,036
Cimarex Energy Co.	616,900	72,134
Canadian Natural
Resources Ltd.	1,882,368	65,695
Cenovus Energy Inc.	6,621,254	64,359
HollyFrontier Corp.	1,556,600	57,516
Murphy Oil Corp.	1,836,625	49,130
Valero Energy Corp.	482,200	38,041
ConocoPhillips	623,317	31,883
Baker Hughes a GE Co.	404,150	12,702
		1,695,560
Financials (24.7%)
Bank of America Corp.	16,654,057	456,155
Citigroup Inc.	6,096,114	448,064
American International
Group Inc.	6,030,951	389,660
XL Group Ltd.	8,345,811	337,755
MetLife Inc.	6,175,575	330,887
Wells Fargo & Co.	4,920,755	276,251
Unum Group	4,304,869	224,025
PNC Financial Services
Group Inc.	1,402,732	191,880
JPMorgan Chase & Co.	1,854,541	186,585
Comerica Inc.	2,347,935	184,477
Arthur J Gallagher & Co.	2,391,500	151,454
Principal Financial Group
Inc.	2,139,573	140,891

15

Windsor Fund

			Market
			Value•
		Shares	($000)
	Intercontinental
	Exchange Inc.	1,995,245	131,886
	Capital One Financial
	Corp.	1,315,719	121,283
	Morgan Stanley	2,395,936	119,797
	Goldman Sachs Group
	Inc.	493,525	119,670
	Voya Financial Inc.	2,893,875	116,218
	Franklin Resources Inc.	2,695,150	113,547
	State Street Corp.	1,023,350	94,148
	Regions Financial Corp.	5,913,150	91,535
	UBS Group AG	5,063,558	86,131
	Axis Capital Holdings
	Ltd.	1,418,271	77,140
	Allstate Corp.	711,097	66,744
	M&T Bank Corp.	383,853	64,015
	Fifth Third Bancorp	2,159,384	62,406
	Citizens Financial Group
	Inc.	1,542,220	58,620
	KeyCorp	3,143,625	57,371
	Zions Bancorporation	853,160	39,638
	Willis Towers Watson plc	205,562	33,112
*	Brighthouse Financial Inc.	491,642	30,570
	Invesco Ltd.	695,225	24,882
			4,826,797
Health Care (11.7%)
	Bristol-Myers Squibb
	Co.	5,924,316	365,293
	UnitedHealth Group Inc.	1,364,192	286,781
*	Mylan NV	6,853,178	244,727
	Medtronic plc	2,953,095	237,783
	McKesson Corp.	1,207,827	166,535
	Allergan plc	837,267	148,389
	Merck & Co. Inc.	2,653,695	146,192
	Cigna Corp.	671,247	132,383
*	HCA Healthcare Inc.	1,635,349	123,714
*	Biogen Inc.	375,329	116,975
	Pfizer Inc.	3,236,417	113,469
*	Express Scripts Holding
	Co.	1,328,137	81,402
	Eli Lilly & Co.	899,440	73,700
	Cardinal Health Inc.	822,527	50,914
			2,288,257
Industrials (8.7%)
	Eaton Corp. plc	3,415,629	273,319
	Honeywell International
	Inc.	1,423,134	205,159
*	IHS Markit Ltd.	4,143,283	176,545
	Raytheon Co.	932,147	167,973
	Dover Corp.	1,596,742	152,473
*	Sensata Technologies
	Holding NV	2,859,531	139,860
	JB Hunt Transport
	Services Inc.	1,177,100	125,232

			Market
			Value•
		Shares	($000)
	Parker-Hannifin Corp.	551,185	100,652
	Stanley Black & Decker
	Inc.	579,053	93,546
*	Knight-Swift
	Transportation
	Holdings Inc.	1,864,984	77,304
	American Airlines
	Group Inc.	1,443,582	67,588
	Schneider National Inc.
	Class B	2,348,600	61,510
	Kansas City Southern	380,698	39,676
	L3 Technologies Inc.	166,050	31,081
			1,711,918
Information Technology (18.6%)
	Broadcom Ltd.	1,340,259	353,708
*	Arrow Electronics Inc.	3,777,344	315,748
	Lam Research Corp.	1,463,999	305,346
	QUALCOMM Inc.	5,701,307	290,824
	Harris Corp.	1,870,115	260,544
*	Micron Technology Inc.	5,022,807	222,561
	Apple Inc.	1,316,317	222,510
	Cisco Systems Inc.	5,267,987	179,902
	Oracle Corp.	3,473,300	176,791
^,*	VeriSign Inc.	1,592,242	171,198
	Skyworks Solutions Inc.	1,377,465	156,838
*	Keysight Technologies
	Inc.	3,381,000	151,029
	KLA-Tencor Corp.	1,290,646	140,539
*	CommScope Holding
	Co. Inc.	4,107,039	132,000
	Hewlett Packard
	Enterprise Co.	9,133,464	127,138
	Cognizant Technology
	Solutions Corp.
	Class A	1,364,386	103,243
	Microsoft Corp.	1,222,875	101,719
	TE Connectivity Ltd.	721,024	65,592
^	Seagate Technology plc	1,297,862	47,982
*	Alphabet Inc. Class A	45,706	47,216
	Micro Focus
	International plc ADR	1,254,263	43,811
*	NXP Semiconductors NV	186,262	21,802
			3,638,041
Materials (3.4%)
	Celanese Corp. Class A	2,178,482	227,237
	International Paper Co.	3,037,700	173,969
	PPG Industries Inc.	1,272,021	147,860
*	Alcoa Corp.	2,293,800	109,598
			658,664
Other (0.3%)
2	Vanguard Value ETF	703,525	71,513

16

Windsor Fund

		Market
		Value•
	Shares	($000)
Real Estate (3.4%)
American Tower Corp.	1,687,065	242,380
Weyerhaeuser Co.	6,113,841	219,548
Public Storage	588,978	122,066
Boston Properties Inc.	625,028	75,741
		659,735
Telecommunication Services (1.8%)
Verizon Communications
Inc.	3,500,304	167,560
Nippon Telegraph &
Telephone Corp.	3,341,700	161,563
AT&T Inc.	815,225	27,432
		356,555
Utilities (2.9%)
NextEra Energy Inc.	1,210,920	187,777
Sempra Energy	918,100	107,877
PG&E Corp.	1,761,148	101,742
Edison International	852,150	68,129
Avangrid Inc.	1,258,907	65,123
Entergy Corp.	367,502	31,701
		562,349
Total Common Stocks
(Cost $13,674,682)		19,147,489
Temporary Cash Investments (2.3%)[1]
Money Market Fund (1.3%)
[3,4] Vanguard Market
Liquidity Fund,
1.246%	2,412,406	241,265

	Face
	Amount
	($000)
Repurchase Agreement (0.6%)
Bank of America
Securities, LLC 1.070%,
11/1/17 (Dated 10/31/17,
Repurchase Value
$122,204,000,
collateralized by
Government National
Mortgage Assn.
3.500%–4.000%,
9/20/44–7/20/46,
with a value of
$124,644,000)	122,200	122,200

		Face	Market
		Amount	Value •
		($000)	($000)
U.S. Government and Agency Obligations (0.4%)
5	Fannie Mae Discount
	Notes, 1.012%, 12/18/17	75,000	74,899
6	United States Cash
	Management Bill,
	1.048%, 1/2/18	2,000	1,996
6	United States Treasury Bill,
	1.056%, 11/24/17	5,000	4,997
6	United States Treasury Bill,
	1.108%, 2/1/18	1,500	1,496
			83,388
Total Temporary Cash Investments
(Cost $446,869)			446,853
Total Investments (100.2%)
(Cost $14,121,551)			19,594,342

			Amount
			($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard			1,190
Receivables for Investment Securities Sold 52,593
Receivables for Accrued Income			14,032
Receivables for Capital Shares Issued			3,404
Variation Margin Receivable –
	Futures Contracts		363
Unrealized Appreciation –
	Forwards Contracts		4,883
Other Assets			264
Total Other Assets			76,729
Liabilities
Payables for Investment Securities
	Purchased		(61,971)
Collateral for Securities on Loan			(12,996)
Payables for Capital Shares Redeemed			(7,793)
Payables to Vanguard			(30,956)
Other Liabilities			(280)
Total Liabilities			(113,996)
Net Assets (100%)			19,557,075

17

Windsor Fund

At October 31, 2017, net assets consisted of:
Amount
($000)
Paid-in Capital	13,468,704
Undistributed Net Investment Income	77,872
Accumulated Net Realized Gains	529,871
Unrealized Appreciation (Depreciation)
Investment Securities	5,472,791
Futures Contracts	2,980
Forward Currency Contracts	4,883
Foreign Currencies	(26)
Net Assets	19,557,075

Investor Shares—Net Assets
Applicable to 222,010,953 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	5,190,930
Net Asset Value Per Share—
Investor Shares	$23.38

Amount
($000)
Admiral Shares—Net Assets
Applicable to 182,131,530 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	14,366,145
Net Asset Value Per Share—
Admiral Shares	$78.88

• See Note A in Notes to Financial Statements.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $12,676,000.
* Non-income-producing security.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 99.0% and 1.2%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
4 Includes $12,996,000 of collateral received for securities on loan.
5 The issuer operates under a congressional charter; its
securities are generally neither guaranteed by the U.S.
Treasury nor backed by the full faith and credit of the
U.S. government.
6 Securities with a value of $7,890,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2017	1,652	212,505	2,980

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

18

Windsor Fund

Forward Currency Contracts
						Unrealized
	Contract					Appreciation
	Settlement			Contract Amount (000)		(Depreciation)
Counterparty	Date		Receive	Deliver		($000)
Barclays Bank	12/20/17	USD	149,183	JPY	16,364,746	4,883
JPY—Japanese yen.
USD—U.S. dollar.

Unrealized appreciation (depreciation) on open forward currency contracts is treated as realized gain
(loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

19

Windsor Fund

Statement of Operations

Year Ended
October 31, 2017
($000)
Investment Income
Income
Dividends[1,2]	358,704
Interest [2]	3,705
Securities Lending—Net	478
Total Income	362,887
Expenses
Investment Advisory Fees—Note B
Basic Fee	23,478
Performance Adjustment	(8,480)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	10,884
Management and Administrative—Admiral Shares	16,063
Marketing and Distribution—Investor Shares	654
Marketing and Distribution—Admiral Shares	690
Custodian Fees	160
Auditing Fees	47
Shareholders’ Reports and Proxy—Investor Shares	347
Shareholders’ Reports and Proxy—Admiral Shares	152
Trustees’ Fees and Expenses	33
Total Expenses	44,028
Net Investment Income	318,859
Realized Net Gain (Loss)
Investment Securities Sold [2]	531,696
Futures Contracts	26,517
Foreign Currencies and Forward Currency Contracts	(1,406)
Realized Net Gain (Loss)	556,807
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	3,085,432
Futures Contracts	3,512
Foreign Currencies and Forward Currency Contracts	4,997
Change in Unrealized Appreciation (Depreciation)	3,093,941
Net Increase (Decrease) in Net Assets Resulting from Operations	3,969,607

1 Dividends are net of foreign withholding taxes of $3,044,000.
2 Dividend income, interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $1,748,000, $1,927,000, $1,000, and $10,956,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

20

Windsor Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	318,859	345,737
Realized Net Gain (Loss)	556,807	562,705
Change in Unrealized Appreciation (Depreciation)	3,093,941	(708,628)
Net Increase (Decrease) in Net Assets Resulting from Operations	3,969,607	199,814
Distributions
Net Investment Income
Investor Shares	(103,547)	(81,017)
Admiral Shares	(270,719)	(198,361)
Realized Capital Gain[1]
Investor Shares	(142,531)	(320,822)
Admiral Shares	(349,849)	(735,205)
Total Distributions	(866,646)	(1,335,405)
Capital Share Transactions
Investor Shares	(587,639)	(142,180)
Admiral Shares	443,152	291,237
Net Increase (Decrease) from Capital Share Transactions	(144,487)	149,057
Total Increase (Decrease)	2,958,474	(986,534)
Net Assets
Beginning of Period	16,598,601	17,585,135
End of Period[2]	19,557,075	16,598,601

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $0 and $9,986,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of Period includes undistributed (overdistributed) net investment income of $77,872,000 and $132,516,000.

See accompanying Notes, which are an integral part of the Financial Statements.

21

Windsor Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$19.70	$21.06	$21.98	$19.50	$14.66
Investment Operations
Net Investment Income	. 363[1]	.394	.356[2]	.279	.255
Net Realized and Unrealized Gain (Loss)
on Investments	4.345	(.168)	.026	2.467	4.839
Total from Investment Operations	4.708	.226	.382	2.746	5.094
Distributions
Dividends from Net Investment Income	(. 433)	(. 317)	(. 339)	(. 266)	(. 254)
Distributions from Realized Capital Gains	(.595)	(1.269)	(.963)	—	—
Total Distributions	(1.028)	(1.586)	(1.302)	(.266)	(.254)
Net Asset Value, End of Period	$23.38	$19.70	$21.06	$21.98	$19.50
Total Return[3]	24.53%	1.27%	1.76%	14.14%	35.17%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$5,191	$4,896	$5,379	$7,179	$7,126
Ratio of Total Expenses to Average Net Assets[4]	0.31%	0.30%	0.39%	0.38%	0.37%
Ratio of Net Investment Income
to Average Net Assets	1.66%	2.01%	1.64%[2]	1.33%	1.49%
Portfolio Turnover Rate	26%	26%	28%	38%	40%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.052 and 0.24%, respectively, resulting from income received from Covidien Ltd. in January 2015.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of (0.05%), (0.06%), 0.03%, 0.03%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

22

Windsor Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$66.48	$71.04	$74.17	$65.81	$49.47
Investment Operations
Net Investment Income	1.295[1]	1.398	1.291[2]	1.016	.924
Net Realized and Unrealized Gain (Loss)
on Investments	14.650	(.545)	.062	8.314	16.329
Total from Investment Operations	15.945	.853	1.353	9.330	17.253
Distributions
Dividends from Net Investment Income	(1.538)	(1.134)	(1.235)	(.970)	(.913)
Distributions from Realized Capital Gains	(2.007)	(4.279)	(3.248)	—	—
Total Distributions	(3.545)	(5.413)	(4.483)	(.970)	(.913)
Net Asset Value, End of Period	$78.88	$66.48	$71.04	$74.17	$65.81
Total Return[3]	24.63%	1.41%	1.85%	14.24%	35.32%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$14,366	$11,703	$12,206	$10,884	$9,144
Ratio of Total Expenses to Average Net Assets[4]	0.21%	0.20%	0.29%	0.28%	0.27%
Ratio of Net Investment Income
to Average Net Assets	1.76%	2.11%	1.74%[2]	1.43%	1.59%
Portfolio Turnover Rate	26%	26%	28%	38%	40%

1 Calculated based on average shares outstanding.
2 Net investment income per share and the ratio of net investment income to average net assets include $.177 and 0.24%, respectively, resulting from income received from Covidien Ltd. in January 2015.
3 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
4 Includes performance-based investment advisory fee increases (decreases) of (0.05%), (0.06%), 0.03%, 0.03%, and 0.02%.

See accompanying Notes, which are an integral part of the Financial Statements.

23

Windsor Fund

Notes to Financial Statements

Vanguard Windsor Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

24

Windsor Fund

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period.

4. Forward Currency Contracts: The fund enters into forward currency contracts to protect the value of securities and related receivables and payables against changes in future foreign exchange rates. The fund’s risks in using these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the ability of the counterparties to fulfill their obligations under the contracts. The fund mitigates its counterparty risk by entering into forward currency contracts only with a diverse group of prequalified counterparties, monitoring their financial strength, entering into master netting arrangements with its counterparties, and requiring its counterparties to transfer collateral as security for their performance. In the absence of a default, the collateral pledged or received by the fund cannot be repledged, resold, or rehypothecated. The master netting arrangements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate the forward currency contracts, determine the net amount owed by either party in accordance with its master netting arrangements, and sell or retain any collateral held up to the net amount owed to the fund under the master netting arrangements. The forward currency contracts contain provisions whereby a counterparty may terminate open contracts if the fund’s net assets decline below a certain level, triggering a payment by the fund if the fund is in a net liability position at the time of the termination. The payment amount would be reduced by any collateral the fund has pledged. Any assets pledged as collateral for open contracts are noted in the Statement of Net Assets. The value of collateral received or pledged is compared daily to the value of the forward currency contracts exposure with each counterparty, and any difference, if in excess of a specified minimum transfer amount, is adjusted and settled within two business days.

Forward currency contracts are valued at their quoted daily prices obtained from an independent third party, adjusted for currency risk based on the expiration date of each contract. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized forward currency contract gains (losses).

During the year ended October 31, 2017, the fund’s average investment in forward currency contracts represented less than 1% of net assets, based on the average of notional amounts at each quarter-end during the period.

5. Repurchase Agreements: The fund enters into repurchase agreements with institutional counterparties. Securities pledged as collateral to the fund under repurchase agreements are held by a custodian bank until the agreements mature, and in the absence of a default, such collateral cannot be repledged, resold, or rehypothecated. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal. The fund further mitigates its counterparty risk by entering into repurchase agreements only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master repurchase agreements with its counterparties. The master repurchase agreements provide that,

25

Windsor Fund

in the event of a counterparty’s default (including bankruptcy), the fund may terminate any repurchase agreements with that counterparty, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund. Such action may be subject to legal proceedings, which may delay or limit the disposition of collateral.

6. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

7. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

8. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

9. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

The fund had no borrowings outstanding at October 31, 2017, or at any time during the period then ended.

10. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income

26

Windsor Fund

over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Wellington Management Company LLP and Pzena Investment Management, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Wellington Management Company LLP is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. The basic fee of Pzena Investment Management Company, LLC, is subject to quarterly adjustments based on performance relative to the Russell 1000 Value Index for the preceding three years.

Vanguard manages the cash reserves of the fund as described below.

For the year ended October 31, 2017, the aggregate investment advisory fee represented an effective annual basic rate of 0.13% of the fund’s average net assets, before a decrease of $8,480,000 (0.05%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund corporate management, administrative, marketing, distribution, and cash management services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2017, the fund had contributed to Vanguard capital in the amount of $1,190,000, representing 0.01% of the fund’s net assets and 0.48% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

27

Windsor Fund

D. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of October 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	18,641,367	506,122	—
Temporary Cash Investments	241,265	205,588	—
Futures Contracts—Assets[1]	363	—	—
Forward Currency Contracts—Assets	—	4,883	—
Total	18,882,995	716,593	—
1 Represents variation margin on the last day of the reporting period.

E. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $24,113,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2017, the fund had $176,825,000 of ordinary income and $464,378,000 of long-term capital gains available for distribution.

At October 31, 2017, the cost of investment securities for tax purposes was $14,121,551,000. Net unrealized appreciation of investment securities for tax purposes was $5,472,791,000, consisting of unrealized gains of $5,920,202,000 on securities that had risen in value since their purchase and $447,411,000 in unrealized losses on securities that had fallen in value since their purchase.

F. During the year ended October 31, 2017, the fund purchased $4,633,915,000 of investment securities and sold $5,385,438,000 of investment securities, other than temporary cash investments.

28

Windsor Fund

G. Capital share transactions for each class of shares were:
			Year Ended October 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	334,841	15,378	345,137	18,933
Issued in Lieu of Cash Distributions	238,948	11,375	390,759	20,211
Redeemed	(1,161,428)	(53,188)	(878,076)	(46,152)
Net Increase (Decrease)—Investor Shares	(587,639)	(26,435)	(142,180)	(7,008)
Admiral Shares
Issued	1,102,106	14,835	730,076	11,200
Issued in Lieu of Cash Distributions	579,577	8,179	877,678	13,461
Redeemed	(1,238,531)	(16,927)	(1,316,517)	(20,440)
Net Increase (Decrease)—Admiral Shares	443,152	6,087	291,237	4,221

H. Management has determined that no material events or transactions occurred subsequent to October 31, 2017, that would require recognition or disclosure in these financial statements.

29

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Windsor Funds and the Shareholders of Vanguard Windsor Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor Fund (constituting a separate portfolio of Vanguard Windsor Funds, hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodians and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 13, 2017

Special 2017 tax information (unaudited) for Vanguard Windsor Fund

This information for the fiscal year ended October 31, 2017, is included pursuant to provisions of the
Internal Revenue Code.

The fund distributed $513,199,000 as capital gain dividends (20% rate gain distributions) to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $374,266,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 64.9% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

30

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.)

The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Windsor Fund Investor Shares
Periods Ended October 31, 2017
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	24.53%	14.64%	6.28%
Returns After Taxes on Distributions	23.13	13.51	5.41
Returns After Taxes on Distributions and Sale of Fund Shares	14.83	11.60	4.90

31

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

32

Six Months Ended October 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor Fund	4/30/2017	10/31/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,084.04	$1.68
Admiral Shares	1,000.00	1,084.93	1.16
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.59	$1.63
Admiral Shares	1,000.00	1,024.10	1.12

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.32% for Investor Shares and 0.22% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

33

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

34

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

35

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

36

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 200 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q220 122017

Annual Report | October 31, 2017

Vanguard Windsor™ II Fund

Vanguard’s Principles for Investing Success

We want to give you the best chance of investment success. These principles, grounded in Vanguard’s research and experience, can put you on the right path.

Goals. Create clear, appropriate investment goals.

Balance. Develop a suitable asset allocation using broadly diversified funds.

Cost. Minimize cost.

Discipline. Maintain perspective and long-term discipline.

A single theme unites these principles: Focus on the things you can control.

We believe there is no wiser course for any investor.

Contents
Your Fund’s Performance at a Glance.	1
Chairman’s Perspective.	3
Advisors’ Report.	6
Fund Profile.	11
Performance Summary.	13
Financial Statements.	15
Your Fund’s After-Tax Returns.	31
About Your Fund’s Expenses.	32
Glossary.	34

Please note: The opinions expressed in this report are just that—informed opinions. They should not be considered promises or advice. Also, please keep in mind that the information and opinions cover the period through the date on the front of this report. Of course, the risks of investing in your fund are spelled out in the prospectus.
See the Glossary for definitions of investment terms used in this report.
About the cover: Nautical images have been part of Vanguard’s rich heritage since its start in 1975. For an incoming ship, a lighthouse offers a beacon and safe path to shore. You can similarly depend on Vanguard to put you first––and light the way––as you strive to meet your financial goals. Our client focus and low costs, stemming from our unique ownership structure, assure that your interests are paramount.

Your Fund’s Performance at a Glance

• Vanguard Windsor II Fund returned about 20% for the year ended October 31, 2017, ahead of its benchmark, the Russell 1000 Value Index, but slightly behind the average return of its large-capitalization value fund peers. For the year, growth stocks surpassed their value counterparts, while small-cap stocks outpaced mid- and large-caps.

• Each of the fund’s five advisors uses a value-oriented strategy and manages its portfolio with a long-term focus.

• All but one of the fund’s 11 industry sectors had positive returns. Financials and information technology contributed most. Selection hindered relative performance in consumer staples (the only sector with a negative return) and health care.

• For the ten years ended October 31, 2017, Windsor II Fund’s average annual return was a bit behind that of its expense-free benchmark and exceeded that of its peers.

Total Returns: Fiscal Year Ended October 31, 2017
Total
Returns
Vanguard Windsor II Fund
Investor Shares	19.60%
Admiral™ Shares	19.68
Russell 1000 Value Index	17.78
Large-Cap Value Funds Average	20.30
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.
Admiral Shares carry lower expenses and are available to investors who meet certain account-balance requirements.

Total Returns: Ten Years Ended October 31, 2017
Average
Annual Return
Windsor II Fund Investor Shares	5.83%
Russell 1000 Value Index	5.99
Large-Cap Value Funds Average	5.23
Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

The figures shown represent past performance, which is not a guarantee of future results. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost.

Expense Ratios
Your Fund Compared With Its Peer Group
	Investor	Admiral	Peer Group
	Shares	Shares	Average
Windsor II Fund	0.33%	0.25%	1.09%

The fund expense ratios shown are from the prospectus dated February 23, 2017, and represent estimated costs for the current fiscal year.
For the fiscal year ended October 31, 2017, the fund’s expense ratios were 0.34% for Investor Shares and 0.26% for Admiral Shares. The
peer-group expense ratio is derived from data provided by Lipper, a Thomson Reuters Company, and captures information through year-end 2016.

Peer group: Large-Cap Value Funds.

Chairman’s Perspective

Bill McNabb
Chairman and Chief Executive Officer

Dear Shareholder,

When I find outstanding products or services, I’m likely to be loyal to them. And my loyalty usually gets rewarded as I experience consistently high quality––whether it’s from a favorite restaurant or a favorite author. What’s past, in most cases, is prologue.

As tempting as it is to apply this rationale to investing—for example, if technology stocks have done well this year, they’re bound to do well the next—it’s not all that helpful and can actually be counterproductive. You’ve heard it many times: Past performance cannot be used to predict future returns.

Taking a new approach

The caution about past performance is so familiar that investors are apt to treat it as mere background noise. That’s why past-performance bias merited a fresh look from Vanguard’s Investment Strategy Group, which tackled the issue last year in a research paper. (I encourage you to read the full paper, Reframing Investor Choices: Right Mindset, Wrong Market, at vanguard.com/research.)

Our strategists were hardly the first to delve into the topic, but they approached it in a new way. They started with the premise that it’s perfectly understandable for investors to lean heavily on past performance, because that works well in many areas of life. After all, as the paper describes, in lots of other industries and realms, performance from one time period to another is extremely consistent. The researchers looked at everything from cars to fine restaurants to heart surgeons, and in all these examples, past performance was a good predictor of later outcomes.

It’s different with investing

In a nutshell, our brains typically are rewarded and our satisfaction is boosted when we use past performance as a guide for navigating decisions, big and small. But when applied to investing, this method breaks down.

Why? Among other reasons, top-performing asset classes one year tend not to repeat as leaders the next. Strong past performance leads to higher valuations, making an investment, all else being equal, less attractive in the future. The data are quite overwhelming in this regard.

By allowing past performance to inform their decisions, individual and institutional investors inadvertently end up as momentum investors, putting them on a treadmill of buying high and selling low.

A path to better decision-making

Of course, many investors are already aware of the pitfalls of projecting past performance into the future. The real question is, what can we all do about it? What does it take to go from having a general awareness to actually changing our behavior?

Market Barometer
		Average Annual Total Returns
		Periods Ended October 31, 2017
	One Year	Three Years	Five Years
Stocks
Russell 1000 Index (Large-caps)	23.67%	10.58%	15.18%
Russell 2000 Index (Small-caps)	27.85	10.12	14.49
Russell 3000 Index (Broad U.S. market)	23.98	10.53	15.12
FTSE All-World ex US Index (International)	23.48	6.12	7.67

Bonds
Bloomberg Barclays U.S. Aggregate Bond Index
(Broad taxable market)	0.90%	2.40%	2.04%
Bloomberg Barclays Municipal Bond Index
(Broad tax-exempt market)	2.19	3.04	3.00
Citigroup Three-Month U.S. Treasury Bill Index	0.71	0.31	0.20

CPI
Consumer Price Index	2.04%	1.28%	1.29%

Acknowledging that such change isn’t easy, our strategists offered a few ideas for reframing how investors approach their decisions. These recommendations were targeted at advisors working with clients, but they apply equally to individuals and institutions:

• Educate yourself. The more investors understand why a method that works so well in other areas of life—relying on past performance to drive decisions—doesn’t carry over to investing, the better off they’ll be.

• Be disciplined. The bias toward past performance is ingrained in everybody, professionals included, and shifting away from it can be difficult. But the long-term benefits make the effort worthwhile.

• Focus on what you can control. It’s always most constructive for investors to concentrate on what’s actually within their control, such as setting goals, following long-term portfolio construction principles, selecting low-cost investments, and rebalancing periodically.

Here’s to keeping the past in the rearview mirror. And, as always, thank you for investing with Vanguard.

Sincerely,

F. William McNabb III
Chairman and Chief Executive Officer
November 14, 2017

Advisors’ Report

For the 12 months ended October 31, 2017, Vanguard Windsor II Fund returned 19.60% for Investor Shares and 19.68% for Admiral Shares. Your fund is managed by five independent advisors, a strategy that enhances the fund’s diversification by providing exposure to distinct yet complementary investment approaches. It’s not uncommon for different advisors to have different views about individual securities or the broader investment environment.

The table on page 10 lists the advisors, the amount and percentage of fund assets each manages, and brief descriptions of their investment strategies. The advisors have provided the following assessment of the investment environment during the past 12 months and the notable successes and shortfalls in their portfolios. These comments were prepared on November 16, 2017.

Barrow, Hanley, Mewhinney &
Strauss, LLC

Portfolio Managers:

Jeff Fahrenbruch, CFA,
Managing Director

David Ganucheau, CFA,
Managing Director

The recovery in global economic growth helped stocks over the last year despite significant geopolitical risks and Washington policy failures. Value stocks lagged growth stocks but were still up about 18% for the fiscal year, as measured by the Russell 1000 Value Index. Investors are now left wondering if better economic growth is sustainable, if geopolitical concerns such as North Korea will derail the recovery, and if Washington can pass tax reform after failing to reform the Affordable Care Act. As always, we remain focused on finding good companies trading at valuations below the broad market for reasons that we believe are temporary or overblown in nature.

Stock selection in health care detracted most from performance. We believe the stocks will recover, with the exception of Teva Pharmaceutical, where a poorly executed large acquisition destroyed significant shareholder value and compelled us to sell. Although there are concerns over product pricing and government regulation, health care stock valuations are attractive and the sector enjoys many long-term tailwinds, including demographics. Our tobacco holdings also hurt results as the Food and Drug Administration evaluated lowering nicotine levels in cigarettes.

An underweight allocation to—and strong selection within—the energy sector boosted performance. Our holdings are making solid progress in reducing cost structures to improve cash flows regardless of the oil price environment. The portfolio’s underweight to areas of the market where investors have bid up valuations in their search for yield in a low interest rate environment also helped, as interest rates increased during the year.

Lazard Asset Management LLC

Portfolio Managers:

Andrew Lacey, Deputy Chairman

Christopher Blake, Managing Director

The Standard & Poor’s 500 Index returned roughly 24% for the 12 months. Markets rallied toward the end of 2016 as investors gained more confidence in the U.S. economy’s ability to withstand global geopolitical risks and optimism rose that the Trump administration would decrease regulation and work with Congress to lower corporate taxes and increase defense and infrastructure spending. However, the pace of the rally was tempered in the new year by the failure of a proposed health care bill to gain congressional approval.

Economic data were generally strong, as employment reports generally exceeded expectations and the economy posted GDP growth of at least 3.0% in the final two quarters of the fiscal year. Investors also gained confidence in the Republican Party’s proposed tax reform plan, details of which began to emerge toward the end of the period. In light of an improving employment and inflation picture, the Federal Reserve raised interest rates in December, March, and June, with indications that a fourth hike could come before the end of 2017.

Stock selection within, and an underweight allocation to, the real estate sector boosted the portfolio’s performance. Top contributors included Host Hotels & Resorts and Prologis. We sold our position in Host Hotels & Resorts in April, as we saw opportunities with better risk/reward profiles elsewhere. Our lack of exposure to the poorly performing utilities sector also helped returns.

Stock selection in consumer staples hindered relative performance; top detractors included Molson Coors Brewing and Kellogg. Stock selection in health care also hurt returns. Top detractors included Pfizer and Allergan. We sold our position in Allergan in October as our investment thesis no longer held up.

Hotchkis and Wiley Capital
Management, LLC

Portfolio Managers:

George H. Davis, Jr.,
Chief Executive Officer

Sheldon J. Lieberman, Principal

Equity markets performed strongly over the fiscal year, and the Standard & Poor’s 500 Index returned about 24% for the 12 months. Growth stocks outperformed value stocks, with the Russell 1000 Growth Index outperforming the Russell 1000 Value Index by about 12 percentage points. Investors have shown an insatiable appetite for companies that have produced healthy top-line growth in an economy that is growing at a modest pace. The result is a large valuation gap between the value and growth indexes. We believe investors are viewing select growth companies through rose-colored glasses, and that their highly optimistic expectations are pushing up valuations of growth stocks.

In our experience, it is difficult for companies to live up to such enthusiasm. Accordingly, we view such highly valued stocks among the market’s most notable risks. We focus on stocks that the market is less enamored of but that we believe are worth more than their current market price. We consider valuation support an important risk control, as a company can meet or exceed low expectations more easily than it can high expectations. On this basis, we have identified opportunities in financials, technology, and energy disproportionately; these are currently our most heavily weighted sectors.

Relative to the Russell 1000 Value Index, our stock selection was positive or neutral in ten of the 11 sectors. Being overweight in technology and underweight in consumer staples also helped. Stock selection in, and an overweight allocation to, consumer discretionary detracted modestly. We remain optimistic regarding the risk/return profile of the portfolio and are reassured by its large valuation discount relative to the market.

Sanders Capital, LLC

Portfolio Managers:

Lewis A. Sanders, CFA,
Chief Executive Officer and
Co-Chief Investment Officer

John P. Mahedy, CPA,
Director of Research and
Co-Chief Investment Officer

Our portfolio is positioned to benefit from sustained economic growth, rising interest rates, and technology-driven innovation. Banks, a major area of investment, have already been helped by the Federal Reserve’s moves to increase interest rates. Home builders, which have benefited from strong demand for new single family homes, contributed substantially to returns.

The portfolio also has investments in pharmaceutical, semiconductor, smartphone, and media industries––all industries where new products and services promise to stimulate faster growth. These trends have produced solid returns, especially in semiconductors, and we anticipate further gains. Strong gains in equity markets overall and in some of our major investments have prompted us to take actions to reduce risk, harvesting gains in volatile segments such as banks and housing and adding to investments in low-volatility industries such as food and beverages.

Vanguard Quantitative Equity Group

Portfolio Managers:

James P. Stetler

Binbin Guo, Principal, Head of
Alpha Equity Investments

Global economic growth, while uncertain and mixed at times, combined with rising corporate earnings to support a strong performance by the U.S. stock market for the fiscal year. Stock valuations also climbed as investors embraced risk. U.S. economic fundamentals remained firm amid favorable consumer confidence, unemployment, and GDP data. The Federal Reserve acknowledged the economy’s strength, raising the target for the federal funds rate to 1%–1.25% during the 12 months.

Although our overall performance is affected by the macroeconomic factors we’ve described, our approach to investing focuses on specific stock fundamentals that we believe are more likely to produce outperformance over the long run. Those fundamentals include high quality, management decisions, consistent earnings growth, strong market sentiment, and reasonable valuation.

The results from our combined model were positive, driven primarily by our sentiment component. Results exceeded those of the benchmark in eight of 11 sectors and were strongest in information technology, followed by health care and consumer discretionary. Our energy holdings hurt relative performance the most. Real estate and telecommunication services also lagged the benchmark.

In information technology, NVIDIA and DXC Technology contributed the most to relative performance; Owens Corning did the same in industrials. Our underweighting of QUALCOMM in information technology and Schlumberger in energy also lifted relative performance. Disappointments included Southwestern Energy, Chesapeake Energy, and Newfield Exploration in energy and Spirit Realty in real estate. A lack of exposure to CSX in industrials also hurt relative performance.

Vanguard Windsor II Fund Investment Advisors

	Fund Assets Managed
Investment Advisor	%	$ Million	Investment Strategy
Barrow, Hanley, Mewhinney &	48	23,768	Conducts fundamental research on individual stocks
Strauss, LLC			exhibiting traditional value characteristics:
			price/earnings and price/book ratios below the broad
			market average and dividend yields above the broad
			market average.
Lazard Asset Management LLC	20	9,746	Employs a relative-value approach that seeks a
			combination of attractive valuation and high financial
			productivity. The process is research-driven, relying
			upon bottom-up stock analysis performed by the
			firm’s global sector analysts.
Hotchkis and Wiley Capital	15	7,495	Uses a disciplined investment approach, focusing on
Management, LLC			such investment parameters as a company’s tangible
			assets, sustainable cash flow, and potential for
			improving business performance.
Sanders Capital, LLC	15	7,450	Employs a traditional, bottom-up, fundamental
			research approach to identifying securities that are
			undervalued relative to their expected total return.
Vanguard Quantitative Equity	1	324	Employs a quantitative fundamental management
Group			approach, using models that assess valuation, market
			sentiment, earnings quality and growth, and
			management decisions of companies versus their
			peers.
Cash Investments	1	369	These short-term reserves are invested by Vanguard
			in equity index products to simulate investment in
			stocks. Each advisor may also maintain a modest
			cash position.

Windsor II Fund

Fund Profile
As of October 31, 2017

Share-Class Characteristics
	Investor	Admiral
	Shares	Shares
Ticker Symbol	VWNFX	VWNAX
Expense Ratio[1]	0.33%	0.25%
30-Day SEC Yield	1.96%	2.04%

Portfolio Characteristics
			DJ
			U.S.
		Russell	Total
		1000	Market
		Value	FA
	Fund	Index	Index
Number of Stocks	278	714	3,787
Median Market Cap	$90.6B	$62.0B	$62.0B
Price/Earnings Ratio	18.2x	18.9x	22.0x
Price/Book Ratio	2.2x	2.0x	2.9x
Return on Equity	14.3%	11.5%	15.1%
Earnings Growth
Rate	5.6%	6.4%	9.8%
Dividend Yield	2.3%	2.4%	1.8%
Foreign Holdings	9.1%	0.0%	0.0%
Turnover Rate	32%	—	—
Short-Term Reserves	1.8%	—	—

Sector Diversification (% of equity exposure)
		Russell	DJ
		1000	U.S. Total
		Value	Market
	Fund	Index	FA Index
Consumer Discretionary	9.8%	6.7%	12.2%
Consumer Staples	8.8	8.4	7.1
Energy	9.8	10.7	5.6
Financials	19.4	26.6	15.1
Health Care	16.4	13.7	13.5
Industrials	10.1	8.4	10.7
Information Technology	18.6	8.6	23.5
Materials	3.9	2.9	3.5
Real Estate	0.3	4.8	3.9
Telecommunication
Services	2.6	2.8	1.7
Utilities	0.3	6.4	3.2

Sector categories are based on the Global Industry Classification
Standard (“GICS”), except for the “Other” category (if applicable), which includes securities that have not been provided a GICS classification as of the effective reporting period.

Volatility Measures
	Russell	DJ
	1000	U.S. Total
	Value	Market
	Index	FA Index
R-Squared	0.96	0.93
Beta	1.01	1.00
These measures show the degree and timing of the fund’s
fluctuations compared with the indexes over 36 months.

1 The expense ratios shown are from the prospectus dated February 23, 2017, and represent estimated costs for the current fiscal year. For the fiscal year ended October 31, 2017, the expense ratios were 0.34% for Investor Shares and 0.26% for Admiral Shares.

Windsor II Fund

Ten Largest Holdings (% of total net assets)
Microsoft Corp.	Systems Software	3.6%
Citigroup Inc.	Diversified Banks	2.9
Pfizer Inc.	Pharmaceuticals	2.7
Medtronic plc	Health Care
	Equipment	2.7
Bank of America Corp.	Diversified Banks	2.5
JPMorgan Chase & Co.	Diversified Banks	2.4
Oracle Corp.	Systems Software	2.3
Wells Fargo & Co.	Diversified Banks	2.3
United Technologies	Aerospace &
Corp.	Defense	2.0
Johnson Controls
International plc	Building Products	2.0
Top Ten		25.4%

The holdings listed exclude any temporary cash investments and equity index products.

Investment Focus

Windsor II Fund

Performance Summary

All of the returns in this report represent past performance, which is not a guarantee of future results that may be achieved by the fund. (Current performance may be lower or higher than the performance data cited. For performance data current to the most recent month-end, visit our website at vanguard.com/performance.) Note, too, that both investment returns and principal value can fluctuate widely, so an investor’s shares, when sold, could be worth more or less than their original cost. The returns shown do not reflect taxes that a shareholder would pay on fund distributions or on the sale of fund shares.

Cumulative Performance: October 31, 2007, Through October 31, 2017
Initial Investment of $10,000

	Average Annual Total Returns
	Periods Ended October 31, 2017
				Final Value
	One	Five	Ten	of a $10,000
	Year	Years	Years	Investment
Windsor II Fund Investor Shares	19.60%	12.53%	5.83%	$17,625
Russell 1000 Value Index	17.78	13.48	5.99	17,893
Large-Cap Value Funds Average	20.30	12.70	5.23	16,655
Dow Jones U.S. Total Stock Market
Float Adjusted Index	23.96	15.05	7.67	20,939

Large-Cap Value Funds Average: Derived from data provided by Lipper, a Thomson Reuters Company.

				Final Value
	One	Five	Ten	of a $50,000
	Year	Years	Years	Investment
Windsor II Fund Admiral Shares	19.68%	12.62%	5.92%	$88,881
Russell 1000 Value Index	17.78	13.48	5.99	89,464
Dow Jones U.S. Total Stock Market Float
Adjusted Index	23.96	15.05	7.67	104,695

See Financial Highlights for dividend and capital gains information.

Windsor II Fund

Fiscal-Year Total Returns (%): October 31, 2007, Through October 31, 2017

Windsor II Fund Investor Shares
Russell 1000 Value Index

Average Annual Total Returns: Periods Ended September 30, 2017
This table presents returns through the latest calendar quarter—rather than through the end of the fiscal period.
Securities and Exchange Commission rules require that we provide this information.

	Inception	One	Five	Ten
	Date	Year	Years	Years
Investor Shares	6/24/1985	16.54%	12.22%	5.83%
Admiral Shares	5/14/2001	16.63	12.31	5.91

Windsor II Fund

Financial Statements

Statement of Net Assets
As of October 31, 2017

The fund reports a complete list of its holdings in regulatory filings four times in each fiscal year, at the quarter-ends. For the second and fourth fiscal quarters, the lists appear in the fund’s semiannual and annual reports to shareholders. For the first and third fiscal quarters, the fund files the lists with the Securities and Exchange Commission on Form N-Q. Shareholders can look up the fund’s Forms N-Q on the SEC’s website at sec.gov. Forms N-Q may also be reviewed and copied at the SEC’s Public Reference Room (see the back cover of this report for further information).

			Market
			Value•
		Shares	($000)
Common Stocks (97.7%)[1]
Consumer Discretionary (9.5%)
	Dollar General Corp.	7,782,700	629,153
	Lowe’s Cos. Inc.	7,823,501	625,489
	Twenty-First Century
	Fox Inc. Class A	23,597,400	617,072
	Comcast Corp. Class A	9,036,000	325,567
	Adient plc	2,939,096	247,942
	Delphi Automotive plc	1,870,026	185,843
	Omnicom Group Inc.	2,680,400	180,096
	DR Horton Inc.	3,837,656	169,663
	McDonald’s Corp.	1,013,400	169,147
	General Motors Co.	3,054,242	131,271
*	AutoZone Inc.	213,570	125,900
*,^	Discovery
	Communications Inc.
	Class A	6,197,800	117,014
*	Madison Square
	Garden Co. Class A	504,267	112,295
	Carter’s Inc.	968,500	93,683
	Lennar Corp. Class A	1,666,781	92,790
	CBS Corp. Class B	1,488,200	83,518
*	Lululemon Athletica Inc.	1,218,450	74,947
	Goodyear Tire &
	Rubber Co.	2,297,700	70,287
	Magna International Inc.	1,273,100	69,448
*	Meritage Homes Corp.	1,345,510	65,526
	CalAtlantic Group Inc.	1,297,087	63,998
*	Discovery
	Communications Inc.	3,044,900	54,230
*	Dollar Tree Inc.	564,800	51,538
	Genuine Parts Co.	563,581	49,725
	Publicis Groupe SA	687,520	44,753
	Honda Motor Co. Ltd.	1,390,321	43,569
	Hyundai Motor Co.	263,261	37,874
	Target Corp.	590,013	34,834
^	Harley-Davidson Inc.	727,400	34,435
	Honda Motor Co. Ltd.
	ADR	1,091,200	33,925

			Market
			Value•
		Shares	($000)
	Bed Bath & Beyond Inc.	1,630,200	32,441
	Lear Corp.	12,115	2,127
	Best Buy Co. Inc.	37,457	2,097
*	Tapestry Inc.	48,199	1,974
	Royal Caribbean
	Cruises Ltd.	15,344	1,899
	Carnival Corp.	26,331	1,748
*	Liberty Global plc
	Class A	49,874	1,539
	Ralph Lauren Corp.
	Class A	12,213	1,092
	Hasbro Inc.	4,780	443
	News Corp. Class B	24,011	334
	Toll Brothers Inc.	2,173	100
	H&R Block Inc.	3,429	85
	Las Vegas Sands Corp.	1,170	74
			4,681,485
Consumer Staples (8.5%)
	Philip Morris
	International Inc.	8,586,966	898,540
	Altria Group Inc.	10,394,832	667,556
^	Imperial Brands plc
	ADR	15,372,750	635,509
	CVS Health Corp.	9,050,948	620,261
	Coca-Cola Co.	8,950,147	411,528
	Molson Coors
	Brewing Co. Class B	3,172,878	256,591
	Kellogg Co.	3,391,075	212,044
	PepsiCo Inc.	1,792,721	197,612
	Nestle SA	1,448,100	121,841
	Kroger Co.	3,822,300	79,122
	Wal-Mart Stores Inc.	891,006	77,794
	Procter & Gamble Co.	89,037	7,687
	Conagra Brands Inc.	57,714	1,972
	Bunge Ltd.	20,416	1,404
	Campbell Soup Co.	20,834	987
	Kimberly-Clark Corp.	1,672	188
			4,190,636

Windsor II Fund

			Market
			Value•
		Shares	($000)
Energy (9.6%)
	ConocoPhillips	17,278,311	883,786
	Occidental Petroleum
	Corp.	11,000,757	710,319
	BP plc ADR	15,766,049	641,205
	Phillips 66	6,009,950	547,386
	Chevron Corp.	2,316,078	268,410
	Cabot Oil & Gas Corp.	7,483,823	207,302
	Marathon Oil Corp.	13,871,900	197,258
	Apache Corp.	4,177,800	172,836
	Hess Corp.	3,305,500	145,971
	Schlumberger Ltd.	2,204,600	141,094
	EOG Resources Inc.	1,294,550	129,287
	Royal Dutch Shell plc
	ADR	1,934,806	121,951
	Murphy Oil Corp.	3,654,100	97,747
	Pioneer Natural
	Resources Co.	596,912	89,340
	Andeavor	761,125	80,862
	Range Resources Corp.	4,260,227	77,153
	National Oilwell Varco
	Inc.	2,236,300	76,459
	Cimarex Energy Co.	466,680	54,569
*,^	Kosmos Energy Ltd.	5,732,500	44,026
	Exxon Mobil Corp.	111,067	9,257
	Valero Energy Corp.	35,435	2,795
	Williams Cos. Inc.	66,802	1,904
	Devon Energy Corp.	43,279	1,597
	Marathon Petroleum
	Corp.	25,162	1,503
*	Chesapeake Energy
	Corp.	255,387	996
*,^	Cobalt International
	Energy Inc.	997,592	968
	HollyFrontier Corp.	19,583	724
*	Newfield Exploration Co.	19,325	595
	Targa Resources Corp.	1,457	60
			4,707,360
Financials (18.8%)
	Citigroup Inc.	19,439,323	1,428,790
	Bank of America Corp.	45,230,391	1,238,860
	JPMorgan Chase & Co.	11,893,009	1,196,556
	Wells Fargo & Co.	20,143,596	1,130,862
	American International
	Group Inc.	13,549,824	875,454
	American Express Co.	8,096,910	773,417
	Citizens Financial
	Group Inc.	6,360,008	241,744
	Intercontinental
	Exchange Inc.	3,347,000	221,237
	Fifth Third Bancorp	7,437,771	214,952
	Morgan Stanley	4,208,660	210,433
	Capital One Financial
	Corp.	2,059,300	189,826

			Market
			Value•
		Shares	($000)
	SunTrust Banks Inc.	2,878,950	173,342
	BNP Paribas SA	2,121,364	165,573
	Navient Corp.	12,014,941	149,706
	Aon plc	901,250	129,266
*	SLM Corp.	11,928,052	126,318
	Discover Financial
	Services	1,761,600	117,199
	Travelers Cos. Inc.	842,400	111,576
	Goldman Sachs
	Group Inc.	408,474	99,047
	Barclays plc	36,326,564	89,644
	State Street Corp.	777,674	71,546
	Ally Financial Inc.	2,626,384	68,627
	Banco de Sabadell SA	24,989,467	50,035
	Sumitomo Mitsui
	Financial Group Inc.	1,036,900	41,541
	Bank of New York
	Mellon Corp.	775,395	39,894
	CIT Group Inc.	821,600	38,303
	Synchrony Financial	1,044,121	34,059
	PNC Financial Services
	Group Inc.	25,074	3,430
	Allstate Corp.	27,702	2,600
	Aflac Inc.	30,344	2,546
	Regions Financial Corp.	148,691	2,302
	Ameriprise Financial Inc.	14,414	2,256
	Lincoln National Corp.	29,213	2,214
	Progressive Corp.	44,698	2,175
	Comerica Inc.	26,867	2,111
	T. Rowe Price Group Inc.	22,197	2,062
	Unum Group	39,080	2,034
	Everest Re Group Ltd.	8,230	1,954
	Zions Bancorporation	41,702	1,937
	Reinsurance Group of
	America Inc. Class A	11,918	1,780
	US Bancorp	15,698	854
	FNF Group	21,717	813
	Chubb Ltd.	1,421	214
	American Financial
	Group Inc.	646	68
			9,259,157
Health Care (15.9%)
	Pfizer Inc.	38,123,339	1,336,604
	Medtronic plc	16,377,219	1,318,694
	Johnson & Johnson	6,843,613	954,068
	Sanofi ADR	16,064,900	759,549
*	Express Scripts
	Holding Co.	11,858,657	726,817
	Cardinal Health Inc.	9,569,281	592,339
	Merck & Co. Inc.	6,042,392	332,875
	Anthem Inc.	1,487,865	311,276
	UnitedHealth Group Inc.	1,292,500	271,709
	Cigna Corp.	945,355	186,443
	Gilead Sciences Inc.	2,006,142	150,380

Windsor II Fund

			Market
			Value•
		Shares	($000)
	Koninklijke Philips NV	3,571,814	145,694
	Zoetis Inc.	2,223,547	141,907
*	Biogen Inc.	426,705	132,987
^	GlaxoSmithKline plc
	ADR	3,083,700	112,339
	Roche Holding AG	362,000	83,670
	Humana Inc.	326,800	83,448
	Stryker Corp.	511,250	79,177
	AbbVie Inc.	615,772	55,574
	Zimmer Biomet
	Holdings Inc.	325,300	39,563
	Aetna Inc.	18,998	3,230
	Eli Lilly & Co.	36,882	3,022
	Amgen Inc.	12,391	2,171
	Agilent Technologies Inc.	31,405	2,137
	Quest Diagnostics Inc.	17,469	1,638
*	Quintiles IMS Holdings Inc.	9,700	1,049
	Abbott Laboratories	16,412	890
	Baxter International Inc.	8,407	542
*	INC Research Holdings
	Inc. Class A	8,161	466
	Allergan plc	1,598	283
	PerkinElmer Inc.	911	66
			7,830,607
Industrials (9.8%)
	United Technologies
	Corp.	8,285,550	992,277
	Johnson Controls
	International plc	23,853,674	987,304
	General Electric Co.	37,610,294	758,223
	General Dynamics Corp.	2,006,200	407,218
	United Parcel Service
	Inc. Class B	2,436,700	286,385
	Eaton Corp. plc	3,069,900	245,653
	Raytheon Co.	1,008,183	181,675
	Cummins Inc.	958,931	169,616
	CNH Industrial NV	11,893,000	151,041
	Honeywell International
	Inc.	721,400	103,997
	Rockwell Collins Inc.	753,400	102,161
	Deere & Co.	736,848	97,912
	Stanley Black & Decker
	Inc.	488,022	78,840
	Parker-Hannifin Corp.	306,900	56,043
*	Copart Inc.	1,451,450	52,673
*	Kirby Corp.	561,850	39,807
	PACCAR Inc.	496,900	35,643
^	Wabtec Corp.	450,675	34,477
	Embraer SA ADR	1,339,300	25,634
	Caterpillar Inc.	29,844	4,053
	3M Co.	13,420	3,089
	Allison Transmission
	Holdings Inc.	49,407	2,099

			Market
			Value•
		Shares	($000)
	American Airlines
	Group Inc.	44,402	2,079
	Owens Corning	24,336	2,012
	Rockwell Automation Inc.	9,715	1,951
	ManpowerGroup Inc.	12,181	1,502
*	JetBlue Airways Corp.	60,469	1,158
	L3 Technologies Inc.	5,191	972
	Norfolk Southern Corp.	5,059	665
	Waste Management Inc.	3,853	317
			4,826,476
Information Technology (18.1%)
	Microsoft Corp.	21,266,311	1,768,932
	Oracle Corp.	22,313,000	1,135,732
	QUALCOMM Inc.	12,806,703	653,270
	Apple Inc.	3,858,456	652,233
*	Alphabet Inc. Class A	458,898	474,060
*	Alphabet Inc. Class C	396,656	403,256
	Samsung Electronics
	Co. Ltd.	153,400	378,147
*	eBay Inc.	9,724,684	366,037
	Cisco Systems Inc.	10,471,107	357,588
	Hewlett Packard
	Enterprise Co.	25,095,100	349,324
	Taiwan Semiconductor
	Manufacturing Co.
	Ltd. ADR	7,567,119	320,316
	Intel Corp.	5,822,221	264,853
	Visa Inc. Class A	2,281,800	250,952
	Motorola Solutions Inc.	2,658,505	240,701
	Corning Inc.	6,656,500	208,415
	Skyworks Solutions Inc.	1,823,500	207,624
^	Telefonaktiebolaget
	LM Ericsson ADR	32,531,200	203,320
	DXC Technology Co.	1,464,572	134,038
*	Vantiv Inc. Class A	1,345,100	94,157
	Applied Materials Inc.	1,480,450	83,542
	Cypress Semiconductor
	Corp.	5,080,750	80,581
*	Palo Alto Networks Inc.	542,800	79,900
*	CoreLogic Inc.	1,657,050	77,716
	TE Connectivity Ltd.	434,900	39,563
*	Teradata Corp.	1,161,200	38,842
	HP Inc.	132,449	2,854
	Western Digital Corp.	26,898	2,401
	International Business
	Machines Corp.	14,055	2,165
	NVIDIA Corp.	9,119	1,886
	Teradyne Inc.	42,226	1,811
*	Dell Technologies Inc.
	Class V	21,820	1,806
	Marvell Technology
	Group Ltd.	94,345	1,743
	Western Union Co.	59,647	1,185
	Seagate Technology plc	31,723	1,173

Windsor II Fund

			Market
			Value•
		Shares	($000)
*	NCR Corp.	27,975	898
	Avnet Inc.	13,200	525
	Leidos Holdings Inc.	7,106	444
	Xerox Corp.	2,740	83
			8,882,073
Materials (3.8%)
	Air Products &
	Chemicals Inc.	5,077,162	809,452
	DowDuPont Inc.	7,627,810	551,567
*	Crown Holdings Inc.	3,316,200	199,536
	Steel Dynamics Inc.	2,397,150	89,198
	PPG Industries Inc.	702,300	81,635
	International Paper Co.	988,300	56,600
^	Agrium Inc.	474,750	51,710
	LyondellBasell Industries
	NV Class A	26,940	2,789
	Albemarle Corp.	14,893	2,098
*	Freeport-McMoRan Inc.	114,659	1,603
	Newmont Mining Corp.	35,479	1,283
	Packaging Corp. of
	America	8,219	955
	Avery Dennison Corp.	3,052	324
	Eastman Chemical Co.	3,542	322
	WestRock Co.	3,359	206
			1,849,278
Other (0.5%)
	SPDR S&P500 ETF Trust	737,143	189,556
2	Vanguard Value ETF	630,600	64,101
			253,657
Real Estate (0.3%)
	Prologis Inc.	2,058,650	132,948
	Gaming and Leisure
	Properties Inc.	49,345	1,803
	Host Hotels & Resorts
	Inc.	87,896	1,719
	Omega Healthcare
	Investors Inc.	55,481	1,601
	Senior Housing
	Properties Trust	86,485	1,591
	Park Hotels & Resorts Inc.	33,048	951
	Forest City Realty Trust
	Inc. Class A	32,931	811
	Hospitality Properties
	Trust	19,400	554
	WP Carey Inc.	8,019	547
	Uniti Group Inc.	20,393	357
	Essex Property Trust Inc.	787	207
	Iron Mountain Inc.	3,231	129
			143,218

			Market
			Value•
		Shares	($000)
Telecommunication Services (2.6%)
	Verizon
	Communications Inc.	13,872,306	664,067
	AT&T Inc.	12,795,471	430,568
	Vodafone Group plc
	ADR	5,525,636	160,133
*	Sprint Corp.	144,691	946
			1,255,714
Utilities (0.3%)
*	Calpine Corp.	3,742,300	55,910
	Southern Co.	535,800	27,969
	PPL Corp.	661,300	24,838
	NextEra Energy Inc.	23,773	3,687
	Entergy Corp.	25,280	2,181
	PG&E Corp.	37,001	2,138
	FirstEnergy Corp.	63,322	2,086
	Ameren Corp.	33,622	2,084
	CenterPoint Energy Inc.	68,778	2,034
	NRG Energy Inc.	68,589	1,715
	AES Corp.	146,149	1,554
	National Fuel Gas Co.	26,382	1,531
	DTE Energy Co.	8,238	910
	Avangrid Inc.	9,404	486
	Xcel Energy Inc.	3,609	179
	Eversource Energy	2,072	130
			129,432
Total Common Stocks
(Cost $35,294,216)			48,009,093
Temporary Cash Investments (2.5%)[1]
Money Market Fund (2.4%)
[3,4]	Vanguard Market
	Liquidity Fund,
	1.246%	12,403,154	1,240,439

		Face
		Amount
		($000)
U.S. Government and Agency Obligations (0.1%)
5	United States Cash
	Management Bill,
	1.048%, 1/2/18	25,000	24,955
5	United States Treasury
	Bill, 1.169%, 3/22/18	100	100
			25,055
Total Temporary Cash Investments
(Cost $1,265,505)			1,265,494
Total Investments (100.2%)
(Cost $36,559,721)			49,274,587

Windsor II Fund

Amount
($000)
Other Assets and Liabilities (-0.2%)
Other Assets
Investment in Vanguard	3,015
Receivables for Investment Securities
Sold	12,235
Receivables for Accrued Income	48,953
Variation Margin Receivable	611
Receivables for Capital Shares Issued	5,840
Other Assets	4,416
Total Other Assets	75,070
Liabilities
Payables for Investment Securities
Purchased	(29,995)
Collateral for Securities on Loan	(61,324)
Payables to Investment Advisor	(14,349)
Payables for Capital Shares Redeemed	(22,871)
Payables to Vanguard	(69,209)
Total Liabilities	(197,748)
Net Assets (100%)	49,151,909

At October 31, 2017, net assets consisted of:

Amount
($000)
Paid-in Capital	33,266,823
Undistributed Net Investment Income	250,774
Accumulated Net Realized Gains	2,918,723
Unrealized Appreciation (Depreciation)
Investment Securities	12,714,866
Futures Contracts	743
Foreign Currencies	(20)
Net Assets	49,151,909

Amount
($000)
Investor Shares—Net Assets
Applicable to 351,397,454 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	13,637,701
Net Asset Value Per Share—
Investor Shares	$38.81

Admiral Shares—Net Assets
Applicable to 515,599,445 outstanding
$.001 par value shares of beneficial
interest (unlimited authorization)	35,514,208
Net Asset Value Per Share—
Admiral Shares	$68.88

• See Note A in Notes to Financial Statements.
* Non-income-producing security.
^ Includes partial security positions on loan to broker-dealers.
The total value of securities on loan is $57,649,000.
1 The fund invests a portion of its cash reserves in equity
markets through the use of index futures contracts. After
giving effect to futures investments, the fund’s effective
common stock and temporary cash investment positions
represent 98.3% and 1.9%, respectively, of net assets.
2 Considered an affiliated company of the fund as the issuer is another member of The Vanguard Group.
3 Affiliated money market fund available only to Vanguard funds and certain trusts and accounts managed by Vanguard. Rate
shown is the 7-day yield.
4 Includes $61,324,000 of collateral received for securities on loan.
5 Securities with a value of $12,253,000 have been segregated as initial margin for open futures contracts.
ADR—American Depositary Receipt.

Windsor II Fund

Derivative Financial Instruments Outstanding as of Period End
Futures Contracts
($000)
Value and
		Number of		Unrealized
		Long (Short)	Notional	Appreciation
	Expiration	Contracts	Amount	(Depreciation)
Long Futures Contracts
E-mini S&P 500 Index	December 2017	2,447	314,770	743

Unrealized appreciation (depreciation) on open futures contracts is required to be treated as realized gain (loss) for tax purposes.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Operations

Year Ended
October 31, 2017
($000)
Investment Income
Income
Dividends[1,2]	1,113,862
Interest [2]	13,037
Securities Lending—Net	1,681
Total Income	1,128,580
Expenses
Investment Advisory Fees—Note B
Basic Fee	67,179
Performance Adjustment	(10,379)
The Vanguard Group—Note C
Management and Administrative—Investor Shares	28,431
Management and Administrative—Admiral Shares	44,091
Marketing and Distribution—Investor Shares	1,945
Marketing and Distribution—Admiral Shares	1,755
Custodian Fees	459
Auditing Fees	51
Shareholders’ Reports and Proxy—Investor Shares	771
Shareholders’ Reports and Proxy—Admiral Shares	576
Trustees’ Fees and Expenses	84
Total Expenses	134,963
Expenses Paid Indirectly	(1,723)
Net Expenses	133,240
Net Investment Income	995,340
Realized Net Gain (Loss)
Investment Securities Sold [2]	3,164,618
Futures Contracts	32,520
Foreign Currencies	(31)
Realized Net Gain (Loss)	3,197,107
Change in Unrealized Appreciation (Depreciation)
Investment Securities [2]	4,303,837
Futures Contracts	1,080
Foreign Currencies	92
Change in Unrealized Appreciation (Depreciation)	4,305,009
Net Increase (Decrease) in Net Assets Resulting from Operations	8,497,456

1 Dividends are net of foreign withholding taxes of $15,616,000.
2 Dividend income, interest income, realized net gain (loss), and change in unrealized appreciation (depreciation) from affiliated companies of the fund were $1,567,000, $12,892,000, $27,000, and $9,790,000, respectively.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Statement of Changes in Net Assets

	Year Ended October 31,
	2017	2016
	($000)	($000)
Increase (Decrease) in Net Assets
Operations
Net Investment Income	995,340	1,133,226
Realized Net Gain (Loss)	3,197,107	2,821,008
Change in Unrealized Appreciation (Depreciation)	4,305,009	(2,689,493)
Net Increase (Decrease) in Net Assets Resulting from Operations	8,497,456	1,264,741
Distributions
Net Investment Income
Investor Shares	(328,011)	(322,488)
Admiral Shares	(780,981)	(710,701)
Realized Capital Gain[1]
Investor Shares	(754,617)	(772,959)
Admiral Shares	(1,716,810)	(1,596,656)
Total Distributions	(3,580,419)	(3,402,804)
Capital Share Transactions
Investor Shares	(1,593,453)	(908,254)
Admiral Shares	1,063,814	650,239
Net Increase (Decrease) from Capital Share Transactions	(529,639)	(258,015)
Total Increase (Decrease)	4,387,398	(2,396,078)
Net Assets
Beginning of Period	44,764,511	47,160,589
End of Period[2]	49,151,909	44,764,511

1 Includes fiscal 2017 and 2016 short-term gain distributions totaling $129,480,000 and $218,890,000, respectively. Short-term gain distributions are treated as ordinary income dividends for tax purposes.
2 Net Assets—End of period includes undistributed (overdistributed) net investment income of $250,774,000 and $364,457,000.

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Investor Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$35.03	$36.73	$39.59	$36.19	$29.33
Investment Operations
Net Investment Income	.750[1]	.847[1]	.809	.868	.740
Net Realized and Unrealized Gain (Loss)
on Investments	5.847	.096	(.229)	4.167	6.842
Total from Investment Operations	6.597	.943	.580	5.035	7.582
Distributions
Dividends from Net Investment Income	(.851)	(.781)	(.827)	(.838)	(.722)
Distributions from Realized Capital Gains	(1.966)	(1.862)	(2.613)	(.797)	—
Total Distributions	(2.817)	(2.643)	(3.440)	(1.635)	(.722)
Net Asset Value, End of Period	$38.81	$35.03	$36.73	$39.59	$36.19
Total Return[2]	19.60%	2.86%	1.57%	14.36%	26.26%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$13,638	$13,773	$15,397	$17,312	$18,034
Ratio of Total Expenses to Average Net Assets[3]	0.34%	0.33%	0.34%	0.36%	0.36%
Ratio of Net Investment Income to
Average Net Assets	2.01%	2.46%	2.12%	2.28%	2.25%
Portfolio Turnover Rate	32%	33%	26%	27%	27%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.03%), (0.02%), 0.00%, and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Financial Highlights

Admiral Shares

For a Share Outstanding			Year Ended October 31,
Throughout Each Period	2017	2016	2015	2014	2013
Net Asset Value, Beginning of Period	$62.18	$65.20	$70.27	$64.23	$52.06
Investment Operations
Net Investment Income	1.377[1]	1.552[1]	1.492	1.601	1.366
Net Realized and Unrealized Gain (Loss)
on Investments	10.376	.168	(.401)	7.398	12.134
Total from Investment Operations	11.753	1.720	1.091	8.999	13.500
Distributions
Dividends from Net Investment Income	(1.565)	(1.437)	(1.525)	(1.545)	(1.330)
Distributions from Realized Capital Gains	(3.488)	(3.303)	(4.636)	(1.414)	—
Total Distributions	(5.053)	(4.740)	(6.161)	(2.959)	(1.330)
Net Asset Value, End of Period	$68.88	$62.18	$65.20	$70.27	$64.23
Total Return[2]	19.68%	2.94%	1.66%	14.46%	26.36%
Ratios/Supplemental Data
Net Assets, End of Period (Millions)	$35,514	$30,991	$31,763	$32,898	$27,593
Ratio of Total Expenses to Average Net Assets[3]	0.26%	0.25%	0.26%	0.28%	0.28%
Ratio of Net Investment Income to
Average Net Assets	2.09%	2.54%	2.20%	2.36%	2.33%
Portfolio Turnover Rate	32%	33%	26%	27%	27%

1 Calculated based on average shares outstanding.
2 Total returns do not include account service fees that may have applied in the periods shown. Fund prospectuses provide information about any applicable account service fees.
3 Includes performance-based investment advisory fee increases (decreases) of (0.02%), (0.03%), (0.02%), 0.00%, and (0.01%).

See accompanying Notes, which are an integral part of the Financial Statements.

Windsor II Fund

Notes to Financial Statements

Vanguard Windsor II Fund is registered under the Investment Company Act of 1940 as an open-end investment company, or mutual fund. The fund offers two classes of shares: Investor Shares and Admiral Shares. Investor Shares are available to any investor who meets the fund’s minimum purchase requirements. Admiral Shares are designed for investors who meet certain administrative, service, and account-size criteria.

A. The following significant accounting policies conform to generally accepted accounting principles for U.S. investment companies. The fund consistently follows such policies in preparing its financial statements.

1. Security Valuation: Securities are valued as of the close of trading on the New York Stock Exchange (generally 4 p.m., Eastern time) on the valuation date. Equity securities are valued at the latest quoted sales prices or official closing prices taken from the primary market in which each security trades; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Securities for which market quotations are not readily available, or whose values have been affected by events occurring before the fund’s pricing time but after the close of the securities’ primary markets, are valued at their fair values calculated according to procedures adopted by the board of trustees. These procedures include obtaining quotations from an independent pricing service, monitoring news to identify significant market-or security-specific events, and evaluating changes in the values of foreign market proxies (for example, ADRs, futures contracts, or exchange-traded funds), between the time the foreign markets close and the fund’s pricing time. When fair-value pricing is employed, the prices of securities used by a fund to calculate its net asset value may differ from quoted or published prices for the same securities. Investments in Vanguard Market Liquidity Fund are valued at that fund’s net asset value. Temporary cash investments are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services.

2. Foreign Currency: Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates obtained from an independent third party as of the fund’s pricing time on the valuation date. Realized gains (losses) and unrealized appreciation (depreciation) on investment securities include the effects of changes in exchange rates since the securities were purchased, combined with the effects of changes in security prices. Fluctuations in the value of other assets and liabilities resulting from changes in exchange rates are recorded as unrealized foreign currency gains (losses) until the assets or liabilities are settled in cash, at which time they are recorded as realized foreign currency gains (losses).

3. Futures Contracts: The fund uses index futures contracts to a limited extent, with the objective of maintaining full exposure to the stock market while maintaining liquidity. The fund may purchase or sell futures contracts to achieve a desired level of investment, whether to accommodate portfolio turnover or cash flows from capital share transactions. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market. Counterparty risk involving futures is mitigated because a regulated clearinghouse is the counterparty instead of the clearing broker. To further mitigate counterparty risk, the fund trades futures contracts on an exchange, monitors the financial strength of its clearing brokers and clearinghouse, and has entered into clearing agreements with its clearing brokers. The clearinghouse imposes initial margin requirements to secure the fund’s performance and requires daily settlement of variation margin representing changes in the market value of each contract.

Windsor II Fund

Futures contracts are valued at their quoted daily settlement prices. The notional amounts of the contracts are not recorded in the Statement of Net Assets. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

During the year ended October 31, 2017, the fund’s average investments in long and short futures contracts represented less than 1% and 0% of net assets, respectively, based on the average of the notional amounts at each quarter-end during the period 4. Federal Income Taxes: The fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Management has analyzed the fund’s tax positions taken for all open federal income tax years (October 31, 2014–2017), and has concluded that no provision for federal income tax is required in the fund’s financial statements.

5. Distributions: Distributions to shareholders are recorded on the ex-dividend date.

6. Securities Lending: To earn additional income, the fund lends its securities to qualified institutional borrowers. Security loans are subject to termination by the fund at any time, and are required to be secured at all times by collateral in an amount at least equal to the market value of securities loaned. Daily market fluctuations could cause the value of loaned securities to be more or less than the value of the collateral received. When this occurs, the collateral is adjusted and settled on the next business day. The fund further mitigates its counterparty risk by entering into securities lending transactions only with a diverse group of prequalified counterparties, monitoring their financial strength, and entering into master securities lending agreements with its counterparties. The master securities lending agreements provide that, in the event of a counterparty’s default (including bankruptcy), the fund may terminate any loans with that borrower, determine the net amount owed, and sell or retain the collateral up to the net amount owed to the fund; however, such actions may be subject to legal proceedings. While collateral mitigates counterparty risk, in the event of a default, the fund may experience delays and costs in recovering the securities loaned. The fund invests cash collateral received in Vanguard Market Liquidity Fund, and records a liability in the Statement of Net Assets for the return of the collateral, during the period the securities are on loan. Securities lending income represents fees charged to borrowers plus income earned on invested cash collateral, less expenses associated with the loan. During the term of the loan, the fund is entitled to all distributions made on or in respect of the loaned securities.

7. Credit Facility: The fund and certain other funds managed by The Vanguard Group (“Vanguard”) participate in a $3.1 billion committed credit facility provided by a syndicate of lenders pursuant to a credit agreement that may be renewed annually; each fund is individually liable for its borrowings, if any, under the credit facility. Borrowings may be utilized for temporary and emergency purposes, and are subject to the fund’s regulatory and contractual borrowing restrictions. The participating funds are charged administrative fees and an annual commitment fee of 0.10% of the undrawn amount of the facility; these fees are allocated to the funds based on a method approved by the fund’s board of trustees and included in Management and Administrative expenses on the fund’s Statement of Operations. Any borrowings under this facility bear interest at a rate based upon the higher of the one-month London Interbank Offered Rate, federal funds effective rate, or overnight bank funding rate plus an agreed-upon spread.

Windsor II Fund

The fund had no borrowings outstanding at October 31, 2017, or at any time during the period then ended.

8. Other: Dividend income is recorded on the ex-dividend date. Interest income includes income distributions received from Vanguard Market Liquidity Fund and is accrued daily. Premiums and discounts on debt securities purchased are amortized and accreted, respectively, to interest income over the lives of the respective securities. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

Each class of shares has equal rights as to assets and earnings, except that each class separately bears certain class-specific expenses related to maintenance of shareholder accounts (included in Management and Administrative expenses), shareholder reporting, and the proxy. Marketing and distribution expenses are allocated to each class of shares based on a method approved by the board of trustees. Income, other non-class-specific expenses, and gains and losses on investments are allocated to each class of shares based on its relative net assets.

B. The investment advisory firms Barrow, Hanley, Mewhinney & Strauss, LLC, Lazard Asset Management LLC, Hotchkis and Wiley Capital Management, LLC, and Sanders Capital, LLC, each provide investment advisory services to a portion of the fund for a fee calculated at an annual percentage rate of average net assets managed by the advisor. The basic fee of Barrow, Hanley, Mewhinney & Strauss, LLC, is subject to quarterly adjustments based on performance relative to the MSCI US Prime Market 750 Index for the preceding three years. The basic fee of Lazard Asset Management LLC, is subject to quarterly adjustments based on performance relative to the S&P 500 Index for the preceding three years. The basic fee of Hotchkis and Wiley Capital Management, LLC, is subject to quarterly adjustments based on performance relative to the MSCI US Investable Market 2500 Index for the preceding five years. The basic fee of Sanders Capital, LLC, is subject to quarterly adjustments based on performance relative to the Russell 3000 Index for the preceding five years.

Vanguard provides investment advisory services to a portion of the fund as described below; the fund paid Vanguard advisory fees of $397,000 for the year ended October 31, 2017.

For the year ended October 31, 2017, the aggregate investment advisory fee paid to all advisors represented an effective annual basic rate of 0.14% of the fund’s average net assets, before a decrease of $10,379,000 (0.02%) based on performance.

C. In accordance with the terms of a Funds’ Service Agreement (the “FSA”) between Vanguard and the fund, Vanguard furnishes to the fund investment advisory, corporate management, administrative, marketing, and distribution services at Vanguard’s cost of operations (as defined by the FSA). These costs of operations are allocated to the fund based on methods and guidelines approved by the board of trustees. Vanguard does not require reimbursement in the current period for certain costs of operations (such as deferred compensation/benefits and risk/insurance costs); the fund’s liability for these costs of operations is included in Payables to Vanguard on the Statement of Net Assets.

Upon the request of Vanguard, the fund may invest up to 0.40% of its net assets as capital in Vanguard. At October 31, 2017, the fund had contributed to Vanguard capital in the amount of $3,015,000, representing 0.01% of the fund’s net assets and 1.21% of Vanguard’s capitalization. The fund’s trustees and officers are also directors and employees, respectively, of Vanguard.

Windsor II Fund

D. The fund has asked its investment advisors to direct certain security trades, subject to obtaining the best price and execution, to brokers who have agreed to rebate to the fund part of the commissions generated. Such rebates are used solely to reduce the fund’s management and administrative expenses. The fund’s custodian bank has also agreed to reduce its fees when the fund maintains cash on deposit in the non-interest-bearing custody account. For the year ended October 31, 2017, these arrangements reduced the fund’s management and administrative expenses by $1,722,000 and custodian fees by $1,000. The total expense reduction represented an effective annual rate of 0.00% of the fund’s average net assets.

E. Various inputs may be used to determine the value of the fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

Level 1—Quoted prices in active markets for identical securities.
Level 2—Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3—Significant unobservable inputs (including the fund’s own assumptions used to determine the fair value of investments). Any investments valued with significant unobservable inputs are noted on the Statement of Net Assets.

The following table summarizes the market value of the fund’s investments as of October 31, 2017, based on the inputs used to value them:

	Level 1	Level 2	Level 3
Investments	($000)	($000)	($000)
Common Stocks	46,952,446	1,056,647	—
Temporary Cash Investments	1,240,439	25,055	—
Futures Contracts—Assets[1]	611	—	—
Total	48,193,496	1,081,702	—
1 Represents variation margin on the last day of the reporting period.

F. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes. Differences may be permanent or temporary. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes. These differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes.

The fund used a tax accounting practice to treat a portion of the price of capital shares redeemed during the year as distributions from realized capital gains. Accordingly, the fund has reclassified $235,575,000 from accumulated net realized gains to paid-in capital.

For tax purposes, at October 31, 2017, the fund had $506,613,000 of ordinary income and $2,823,429,000 of long-term capital gains available for distribution.

Windsor II Fund

At October 31, 2017, the cost of investment securities for tax purposes was $36,654,694,000. Net unrealized appreciation of investment securities for tax purposes was $12,619,893,000, consisting of unrealized gains of $14,780,129,000 on securities that had risen in value since their purchase and $2,160,236,000 in unrealized losses on securities that had fallen in value since their purchase.

G. During the year ended October 31, 2017, the fund purchased $14,696,581,000 of investment securities and sold $17,840,412,000 of investment securities, other than temporary cash investments.

H. Capital share transactions for each class of shares were:
			Year Ended October 31,
		2017		2016
	Amount	Shares	Amount	Shares
	($000)	(000)	($000)	(000)
Investor Shares
Issued	649,950	17,561	680,830	20,254
Issued in Lieu of Cash Distributions	1,057,833	29,591	1,070,182	31,483
Redeemed	(3,301,236)	(88,909)	(2,659,266)	(77,750)
Net Increase (Decrease) —Investor Shares	(1,593,453)	(41,757)	(908,254)	(26,013)
Admiral Shares
Issued	3,043,402	46,187	2,193,824	36,339
Issued in Lieu of Cash Distributions	2,363,797	37,258	2,188,705	36,288
Redeemed	(4,343,385)	(66,275)	(3,732,290)	(61,400)
Net Increase (Decrease) —Admiral Shares	1,063,814	17,170	650,239	11,227

I. Management has determined that no material events or transactions occurred subsequent to
October 31, 2017, that would require recognition or disclosure in these financial statements.

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Vanguard Windsor Funds and the Shareholders of Vanguard Windsor II Fund

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard Windsor II Fund (constituting a separate portfolio of Vanguard Windsor Funds, hereafter referred to as the “Fund”) as of October 31, 2017, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of October 31, 2017 by correspondence with the custodian and brokers and by agreement to the underlying ownership records of the transfer agent, provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP
Philadelphia, Pennsylvania
December 13, 2017

Special 2017 tax information (unaudited) for Vanguard Windsor II Fund

This information for the fiscal year ended October 31, 2017, is included pursuant to provisions of the Internal Revenue Code.

The fund distributed $2,562,292,000 as capital gain dividends (20% rate gain distributions)
to shareholders during the fiscal year.

For nonresident alien shareholders, 100% of short-term capital gain dividends distributed by the fund are qualified short-term capital gains.

The fund distributed $1,183,184,000 of qualified dividend income to shareholders during the fiscal year.

For corporate shareholders, 68.1% of investment income (dividend income plus short-term gains, if any) qualifies for the dividends-received deduction.

Your Fund’s After-Tax Returns

This table presents returns for your fund both before and after taxes. The after-tax returns are shown in two ways: (1) assuming that an investor owned the fund during the entire period and paid taxes on the fund’s distributions, and (2) assuming that an investor paid taxes on the fund’s distributions and sold all shares at the end of each period.

Calculations are based on the highest individual federal income tax and capital gains tax rates in effect at the times of the distributions and the hypothetical sales. State and local taxes were not considered. After-tax returns reflect any qualified dividend income, using actual prior-year figures and estimates for 2017. (In the example, returns after the sale of fund shares may be higher than those assuming no sale. This occurs when the sale would have produced a capital loss. The calculation assumes that the investor received a tax deduction for the loss.) The table shows returns for Investor Shares only; returns for other share classes will differ. Please note that your actual after-tax returns will depend on your tax situation and may differ from those shown. Also note that if you own the fund in a tax-deferred account, such as an individual retirement account or a 401(k) plan, this information does not apply to you. Such accounts are not subject to current taxes.

Finally, keep in mind that a fund’s performance—whether before or after taxes—does not guarantee future results.

Average Annual Total Returns: Windsor II Fund Investor Shares
Periods Ended October 31, 2017
	One	Five	Ten
	Year	Years	Years
Returns Before Taxes	19.60%	12.53%	5.83%
Returns After Taxes on Distributions	17.46	10.89	4.67
Returns After Taxes on Distributions and Sale of Fund Shares	12.55	9.73	4.47

About Your Fund’s Expenses

As a shareholder of the fund, you incur ongoing costs, which include costs for portfolio management, administrative services, and shareholder reports (like this one), among others. Operating expenses, which are deducted from a fund’s gross income, directly reduce the investment return of the fund.

A fund’s expenses are expressed as a percentage of its average net assets. This figure is known as the expense ratio. The following examples are intended to help you understand the ongoing costs (in dollars) of investing in your fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The accompanying table illustrates your fund’s costs in two ways:

• Based on actual fund return. This section helps you to estimate the actual expenses that you paid over the period. The ”Ending Account Value“ shown is derived from the fund‘s actual return, and the third column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund. You may use the information here, together with the amount you invested, to estimate the expenses that you paid over the period.

To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given for your fund under the heading ”Expenses Paid During Period.“

• Based on hypothetical 5% yearly return. This section is intended to help you compare your fund‘s costs with those of other mutual funds. It assumes that the fund had a yearly return of 5% before expenses, but that the expense ratio is unchanged. In this case—because the return used is not the fund’s actual return—the results do not apply to your investment. The example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to calculate expenses based on a 5% return. You can assess your fund’s costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

Note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs incurred by the fund for buying and selling securities. Further, the expenses do not include any purchase, redemption, or account service fees described in the fund prospectus. If such fees were applied to your account, your costs would be higher. Your fund does not carry a “sales load.”

The calculations assume no shares were bought or sold during the period. Your actual costs may have been higher or lower, depending on the amount of your investment and the timing of any purchases or redemptions.

You can find more information about the fund’s expenses, including annual expense ratios, in the Financial Statements section of this report. For additional information on operating expenses and other shareholder costs, please refer to your fund’s current prospectus.

Six Months Ended October 31, 2017
	Beginning	Ending	Expenses
	Account Value	Account Value	Paid During
Windsor II Fund	4/30/2017	10/31/2017	Period
Based on Actual Fund Return
Investor Shares	$1,000.00	$1,060.60	$1.77
Admiral Shares	1,000.00	1,060.99	1.35
Based on Hypothetical 5% Yearly Return
Investor Shares	$1,000.00	$1,023.49	$1.73
Admiral Shares	1,000.00	1,023.89	1.33

The calculations are based on expenses incurred in the most recent six-month period. The fund’s annualized six-month expense ratios for that period are 0.34% for Investor Shares and 0.26% for Admiral Shares. The dollar amounts shown as “Expenses Paid” are equal to the annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by the number of days in the most recent 12-month period (184/365).

Glossary

30-Day SEC Yield. A fund’s 30-day SEC yield is derived using a formula specified by the U.S. Securities and Exchange Commission. Under the formula, data related to the fund’s security holdings in the previous 30 days are used to calculate the fund’s hypothetical net income for that period, which is then annualized and divided by the fund’s estimated average net assets over the calculation period. For the purposes of this calculation, a security’s income is based on its current market yield to maturity (for bonds), its actual income (for asset-backed securities), or its projected dividend yield (for stocks). Because the SEC yield represents hypothetical annualized income, it will differ—at times significantly—from the fund’s actual experience. As a result, the fund’s income distributions may be higher or lower than implied by the SEC yield.

Beta. A measure of the magnitude of a fund’s past share-price fluctuations in relation to the ups and downs of a given market index. The index is assigned a beta of 1.00. Compared with a given index, a fund with a beta of 1.20 typically would have seen its share price rise or fall by 12% when the index rose or fell by 10%. For this report, beta is based on returns over the past 36 months for both the fund and the index. Note that a fund’s beta should be reviewed in conjunction with its R-squared (see definition). The lower the R-squared, the less correlation there is between the fund and the index, and the less reliable beta is as an indicator of volatility.

Dividend Yield. Dividend income earned by stocks, expressed as a percentage of the aggregate market value (or of net asset value, for a fund). The yield is determined by dividing the amount of the annual dividends by the aggregate value (or net asset value) at the end of the period. For a fund, the dividend yield is based solely on stock holdings and does not include any income produced by other investments.

Earnings Growth Rate. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

Equity Exposure. A measure that reflects a fund’s investments in stocks and stock futures. Any holdings in short-term reserves are excluded.

Expense Ratio. A fund’s total annual operating expenses expressed as a percentage of the fund’s average net assets. The expense ratio includes management and administrative expenses, but does not include the transaction costs of buying and selling portfolio securities.

Foreign Holdings. The percentage of a fund represented by securities or depositary receipts of companies based outside the United States.

Inception Date. The date on which the assets of a fund (or one of its share classes) are first invested in accordance with the fund’s investment objective. For funds with a subscription period, the inception date is the day after that period ends. Investment performance is measured from the inception date.

Median Market Cap. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund’s stocks, weighted by the proportion of the fund’s assets invested in each stock. Stocks representing half of the fund’s assets have market capitalizations above the median, and the rest are below it.

Price/Book Ratio. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

Price/Earnings Ratio. The ratio of a stock’s current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company’s future growth.

R-Squared. A measure of how much of a fund’s past returns can be explained by the returns from the market in general, as measured by a given index. If a fund’s total returns were precisely synchronized with an index’s returns, its R-squared would be 1.00. If the fund’s returns bore no relationship to the index’s returns, its R-squared would be 0. For this report, R-squared is based on returns over the past 36 months for both the fund and the index.

Return on Equity. The annual average rate of return generated by a company during the past five years for each dollar of shareholder’s equity (net income divided by shareholder’s equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

Short-Term Reserves. The percentage of a fund invested in highly liquid, short-term securities that can be readily converted to cash.

Turnover Rate. An indication of the fund’s trading activity. Funds with high turnover rates incur higher transaction costs and may be more likely to distribute capital gains (which may be taxable to investors). The turnover rate excludes in-kind transactions, which have minimal impact on costs.

The Global Industry Classification Standard (“GICS”) was developed by and is the exclusive property and a service mark of MSCI Inc. (“MSCI”) and Standard and Poor’s, a division of McGraw-Hill Companies, Inc. (“S&P”), and is licensed for use by Vanguard. Neither MSCI, S&P nor any third party involved in making or compiling the GICS or any GICS classification makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any such standard or classification.
Without limiting any of the foregoing, in no event shall MSCI, S&P, any of its affiliates or any third party involved in making or compiling the GICS or any GICS classification have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

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The People Who Govern Your Fund

The trustees of your mutual fund are there to see that the fund is operated and managed in your best interests since, as a shareholder, you are a part owner of the fund. Your fund’s trustees also serve on the board of directors of The Vanguard Group, Inc., which is owned by the Vanguard funds and provides services to them on an at-cost basis.

A majority of Vanguard’s board members are independent, meaning that they have no affiliation with Vanguard or the funds they oversee, apart from the sizable personal investments they have made as private individuals. The independent board members have distinguished backgrounds in business, academia, and public service. Each of the trustees and executive officers oversees 200 Vanguard funds.

Information for each trustee and executive officer of the fund appears below. The mailing address of the trustees and officers is P.O. Box 876, Valley Forge, PA 19482. More information about the trustees is in the Statement of Additional Information, which can be obtained, without charge, by contacting Vanguard at 800-662-7447, or online at vanguard.com.

Interested Trustee1

F. William McNabb III

Born 1957. Trustee Since July 2009. Chairman of the Board. Principal Occupation(s) During the Past Five Years and Other Experience: Chairman of the Board of The Vanguard Group, Inc., and of each of the investment companies served by The Vanguard Group, since January 2010; Chief Executive Officer and Director of The Vanguard Group and President and Chief Executive Officer of each of the investment companies served by The Vanguard Group, since 2008; Director of Vanguard Marketing Corporation; President of The Vanguard Group (2008–2017); Managing Director of The Vanguard Group (1995–2008).

Independent Trustees

Emerson U. Fullwood

Born 1948. Trustee Since January 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Executive Chief Staff and Marketing Officer for North America and Corporate Vice President (retired 2008) of Xerox Corporation (document management products and services); Executive in Residence and 2009–2010 Distinguished Minett Professor at the Rochester Institute of Technology; Lead Director of SPX FLOW, Inc. (multi-industry manufacturing); Director of the United Way of Rochester, the University of Rochester Medical Center, Monroe Community College Foundation, North Carolina A&T University, and Roberts Wesleyan College; Trustee of the University of Rochester.

Rajiv L. Gupta

Born 1945. Trustee Since December 2001.2 Principal Occupation(s) During the Past Five Years and Other Experience: Chairman and Chief Executive Officer (retired 2009) and President (2006–2008) of Rohm and Haas Co. (chemicals); Director of Arconic Inc. (diversified manufacturer), HP Inc. (printer and personal computer manufacturing), and Delphi Automotive plc (automotive components); Senior Advisor at New Mountain Capital.

Amy Gutmann

Born 1949. Trustee Since June 2006. Principal Occupation(s) During the Past Five Years and Other Experience: President of the University of Pennsylvania; Christopher H. Browne

1 Mr. McNabb is considered an “interested person,” as defined in the Investment Company Act of 1940, because he is an officer of the
Vanguard funds.
2 December 2002 for Vanguard Equity Income Fund, the Vanguard Municipal Bond Funds, and the Vanguard State Tax-Exempt Funds.

Distinguished Professor of Political Science, School of Arts and Sciences, and Professor of Communication, Annenberg School for Communication, with secondary faculty appointments in the Department of Philosophy, School of Arts and Sciences, and at the Graduate School of Education, University of Pennsylvania; Trustee of the National Constitution Center.

JoAnn Heffernan Heisen

Born 1950. Trustee Since July 1998. Principal Occupation(s) During the Past Five Years and Other Experience: Corporate Vice President and Member of the Executive Committee (1997–2008), Chief Global Diversity Officer (retired 2008), Vice President and Chief Information Officer (1997–2006), Controller (1995–1997), Treasurer (1991–1995), and Assistant Treasurer (1989–1991) of Johnson & Johnson (pharmaceuticals/medical devices/ consumer products); Director of Skytop Lodge Corporation (hotels) and the Robert Wood Johnson Foundation; Member of the Advisory Board of the Institute for Women’s Leadership at Rutgers University.

F. Joseph Loughrey

Born 1949. Trustee Since October 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2009) of Cummins Inc. (industrial machinery); Chairman of the Board of Hillenbrand, Inc. (specialized consumer services), Oxfam America, and the Lumina Foundation for Education; Director of the V Foundation for Cancer Research; Member of the Advisory Council for the College of Arts and Letters and Chair of the Advisory Board to the Kellogg Institute for International Studies, both at the University of Notre Dame.

Mark Loughridge

Born 1953. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Senior Vice President and Chief Financial Officer (retired 2013) at IBM (information technology services); Fiduciary Member of IBM’s Retirement Plan Committee (2004–2013); Member of the Council on Chicago Booth.

Scott C. Malpass

Born 1962. Trustee Since March 2012. Principal Occupation(s) During the Past Five Years and Other Experience: Chief Investment Officer and Vice President at the University of Notre Dame; Assistant Professor of Finance at the Mendoza College of Business at Notre Dame; Member of the Notre Dame 403(b) Investment Committee, the Board of Advisors for Spruceview Capital Partners, the Board of Catholic Investment Services, Inc. (investment advisor), and the Board of Superintendence of the Institute for the Works of Religion; Chairman of the Board of TIFF Advisory Services, Inc. (investment advisor).

André F. Perold

Born 1952. Trustee Since December 2004. Principal Occupation(s) During the Past Five Years and Other Experience: George Gund Professor of Finance and Banking, Emeritus at the Harvard Business School (retired 2011); Chief Investment Officer and Co-Managing Partner of HighVista Strategies LLC (private investment firm); Overseer of the Museum of Fine Arts Boston.

Peter F. Volanakis

Born 1955. Trustee Since July 2009. Principal Occupation(s) During the Past Five Years and Other Experience: President and Chief Operating Officer (retired 2010) of Corning Incorporated (communications equipment); Chairman of the Board of Trustees of Colby-Sawyer College; Member of the Board of Hypertherm, Inc. (industrial cutting systems, software, and consumables).

Executive Officers

Glenn Booraem

Born 1967. Investment Stewardship Officer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Treasurer (2015–2017), Controller (2010–2015), and Assistant Controller (2001–2010) of each of the investment companies served by The Vanguard Group.

Thomas J. Higgins

Born 1957. Chief Financial Officer Since September 2008. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Chief Financial Officer of each of the investment companies served by The Vanguard Group; Treasurer of each of the investment companies served by The Vanguard Group (1998–2008).

Peter Mahoney

Born 1974. Controller Since May 2015. Principal Occupation(s) During the Past Five Years and Other Experience: Principal of The Vanguard Group, Inc.; Controller of each of the investment companies served by The Vanguard Group; Head of International Fund Services at The Vanguard Group (2008–2014).

Anne E. Robinson

Born 1970. Secretary Since September 2016. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; General Counsel of The Vanguard Group; Secretary of The Vanguard Group and of each of the investment companies served by The Vanguard Group; Director and Senior Vice President of Vanguard Marketing Corporation; Managing Director and General Counsel of Global Cards and Consumer Services at Citigroup (2014–2016); Counsel at American Express (2003–2014).

Michael Rollings

Born 1963. Treasurer Since February 2017. Principal Occupation(s) During the Past Five Years and Other Experience: Managing Director of The Vanguard Group, Inc.; Treasurer of each of the investment companies served by The Vanguard Group; Director of Vanguard Marketing Corporation; Executive Vice President and Chief Financial Officer of MassMutual Financial Group (2006–2016).

Vanguard Senior Management Team

Mortimer J. Buckley	Chris D. McIsaac
Gregory Davis	James M. Norris
John James	Thomas M. Rampulla
Martha G. King	Karin A. Risi
John T. Marcante

Chairman Emeritus and Senior Advisor

John J. Brennan
Chairman, 1996–2009
Chief Executive Officer and President, 1996–2008

Founder

John C. Bogle
Chairman and Chief Executive Officer, 1974–1996

P.O. Box 2600
Valley Forge, PA 19482-2600

Connect with Vanguard® > vanguard.com

Fund Information > 800-662-7447	CFA® is a registered trademark owned by CFA Institute.
Direct Investor Account Services > 800-662-2739
Institutional Investor Services > 800-523-1036
Text Telephone for People
Who Are Deaf or Hard of Hearing> 800-749-7273

This material may be used in conjunction
with the offering of shares of any Vanguard
fund only if preceded or accompanied by
the fund’s current prospectus.

All comparative mutual fund data are from Lipper, a
Thomson Reuters Company, or Morningstar, Inc., unless
otherwise noted.

You can obtain a free copy of Vanguard’s proxy voting
guidelines by visiting vanguard.com/proxyreporting or by
calling Vanguard at 800-662-2739. The guidelines are
also available from the SEC’s website, sec.gov. In
addition, you may obtain a free report on how your fund
voted the proxies for securities it owned during the 12
months ended June 30. To get the report, visit either
vanguard.com/proxyreporting or sec.gov.

You can review and copy information about your fund at
the SEC’s Public Reference Room in Washington, D.C. To
find out more about this public service, call the SEC at
202-551-8090. Information about your fund is also
available on the SEC’s website, and you can receive
copies of this information, for a fee, by sending a
request in either of two ways: via email addressed to
publicinfo@sec.gov or via regular mail addressed to the
Public Reference Section, Securities and Exchange
Commission, Washington, DC 20549-1520.
© 2017 The Vanguard Group, Inc.
All rights reserved.
Vanguard Marketing Corporation, Distributor.

Q730 122017

Item 2: Code of Ethics. The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions. The Code of Ethics was amended during the reporting period covered by this report to make certain technical, non-material changes.

Item 3: Audit Committee Financial Expert. All members of the Audit Committee have been determined by the Registrant’s Board of Trustees to be Audit Committee Financial Experts and to be independent: Rajiv L. Gupta, JoAnn Heffernan Heisen, F. Joseph Loughrey, Mark Loughridge, and Peter F. Volanakis.

Item 4: Principal Accountant Fees and Services.

(a) Audit Fees.

Audit Fees of the Registrant

Fiscal Year Ended October 31, 2017: $98,000
Fiscal Year Ended October 31, 2016: $94,000

Aggregate Audit Fees of Registered Investment Companies in the Vanguard Group.

Fiscal Year Ended October 31, 2017: $8,424,459
Fiscal Year Ended October 31, 2016: $9,629,849

Includes fees billed in connection with audits of the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc. and Vanguard Marketing Corporation.

(b) Audit-Related Fees.

Fiscal Year Ended October 31, 2017: $3,194,093
Fiscal Year Ended October 31, 2016: $2,717,627

Includes fees billed in connection with assurance and related services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(c) Tax Fees.

Fiscal Year Ended October 31, 2017: $274,313
Fiscal Year Ended October 31, 2016: $254,050

Includes fees billed in connection with tax compliance, planning, and advice services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(d) All Other Fees.

Fiscal Year Ended October 31, 2017: $0
Fiscal Year Ended October 31, 2016: $214,225

Includes fees billed for services related to tax reported information provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(e) (1) Pre-Approval Policies. The policy of the Registrant’s Audit Committee is to consider and, if appropriate, approve before the principal accountant is engaged for such services, all specific audit and non-audit services provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant. In making a determination, the Audit Committee considers whether the services are consistent with maintaining the principal accountant’s independence.

     In the event of a contingency situation in which the principal accountant is needed to provide services in between scheduled Audit Committee meetings, the Chairman of the Audit Committee would be called on to consider and, if appropriate, pre-approve audit or permitted non-audit services in an amount sufficient to complete services through the next Audit Committee meeting, and to determine if such services would be consistent with maintaining the accountant’s independence. At the next scheduled Audit Committee meeting, services and fees would be presented to the Audit Committee for formal consideration, and, if appropriate, approval by the entire Audit Committee. The Audit Committee would again consider whether such services and fees are consistent with maintaining the principal accountant’s independence.

     The Registrant’s Audit Committee is informed at least annually of all audit and non-audit services provided by the principal accountant to the Vanguard complex, whether such services are provided to: the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., or other entities controlled by The Vanguard Group, Inc. that provide ongoing services to the Registrant.

     (2) No percentage of the principal accountant’s fees or services were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) For the most recent fiscal year, over 50% of the hours worked under the principal accountant’s engagement were not performed by persons other than full-time, permanent employees of the principal accountant.

(g) Aggregate Non-Audit Fees.

Fiscal Year Ended October 31, 2017: $274,313
Fiscal Year Ended October 31, 2016: $468,275

Includes fees billed for non-audit services provided to the Registrant, other registered investment companies in the Vanguard complex, The Vanguard Group, Inc., and Vanguard Marketing Corporation.

(h) For the most recent fiscal year, the Audit Committee has determined that the provision of all non-audit services was consistent with maintaining the principal accountant’s independence.

Item 5: Audit Committee of Listed Registrants.

Not Applicable.

Item 6: Investments.

Not Applicable.

Item 7: Disclosure of Proxy Voting Policies and Procedures for Closed-End Management
Investment Companies.

Not Applicable.

Item 8: Portfolio Managers of Closed-End Management Investment Companies.

Not Applicable.

Item 9: Purchase of Equity Securities by Closed-End Management Investment Company and
Affiliated Purchasers.

Not Applicable.

Item 10: Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11: Controls and Procedures.

     (a) Disclosure Controls and Procedures. The Principal Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on their evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

     (b) Internal Control Over Financial Reporting. There were no significant changes in Registrant’s Internal Control Over Financial Reporting or in other factors that could significantly affect this control subsequent to the date of the evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 12: Disclosure of Securities Lending Activities for Closed-End Management
Investment Companies.

Not Applicable.

Item 13: Exhibits.

(a) Code of Ethics.
(b) Certifications.

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VANGUARD WINDSOR FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER

Date: December 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

VANGUARD WINDSOR FUNDS

BY:	/s/ F. WILLIAM MCNABB III*
F. WILLIAM MCNABB III
CHIEF EXECUTIVE OFFICER
Date: December 21, 2017
VANGUARD WINDSOR FUNDS

BY:	/s/ THOMAS J. HIGGINS*
THOMAS J. HIGGINS
CHIEF FINANCIAL OFFICER
Date: December 21, 2017

* By: /s/ Anne E. Robinson
Anne E. Robinson, pursuant to a Power of Attorney filed on October 4, 2016 see file Number
33-32548, Incorporated by Reference.